As filed with the Securities and Exchange Commission on April 16, 2003

                        Securities Act File No. 33-50390
                    Investment Company Act File No. 811-7076
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /X/
     Pre-Effective Amendment No.                                            / /
     Post-Effective Amendment No. 23                                        /X/
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/
     Amendment No. 24                                                       /X/

                           WILSHIRE TARGET FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  c/o PFPC Inc.
                         400 Bellevue Parkway, 3rd Floor
                              Wilmington, DE 19809


Registrant's Telephone Number, including Area Code: (302) 791-1763

Name and Address of Agent for Service:
  Lisa King, Esq.
  PFPC Inc.
  400 Bellevue Parkway, 3rd Floor
  Wilmington, DE 19809

It is proposed that the filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)
/ / on May 1, 2003 pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / on ________ pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on ________ pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS                                                        MAY 1, 2003


                        HORACE MANN CLASS OF SHARES
                                   OF
                        WILSHIRE 5000 INDEX PORTFOLIO
                         (http://www.wilfunds.com)
                    OFFERED BY HORACE MANN INVESTORS, INC.


TABLE OF CONTENTS                                                 PAGE
                                                                  ----
Introduction                                                        2
Investment and Risk Summary                                         2
    Main Investment Strategies                                      2
    Who May Want to Invest in the Portfolio                         3
    Main Investment Risks                                           3
Performance and Fee Information                                     3
More Information about Investments and Risks                        5
Management of the Portfolio                                         6
    Investment Adviser                                              6
    Investment Sub-Adviser                                          6
    Service and Distribution Plan                                   7
Shareholder Information                                             7
    How to Purchase Portfolio Shares                                7
    How to Sell Portfolio Shares                                    9
    Pricing of Shares                                              10
Dividend and Distribution Information                              11
Tax Information                                                    11
Financial Highlights                                               12


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OF THIS PORTFOLIO OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                             INTRODUCTION

This prospectus describes the Horace Mann Class of Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") offered by the Wilshire Target Funds, Inc. (the "Company", "we" or "us").

The Portfolio's investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.

On the following pages you will find important information about the Portfolio and its Horace Mann Class of Shares, including:

- the main investment strategies used by Wilshire and Los Angeles Capital Management and Equity Research ("LACMER") the Portfolio's Sub-Adviser in trying to achieve the Portfolio's objective;

-  the main risks of an investment in the Portfolio;

-  the Portfolio's past performance measured on a year-by-year basis; and

-  the fees and expenses that you will pay as a shareholder.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                         INVESTMENT AND RISK SUMMARY

                         MAIN INVESTMENT STRATEGIES

- Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

- Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

- Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market.

The Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                       WHO MAY WANT TO INVEST IN THE PORTFOLIO

The Portfolio may appeal to you if:

-  you are a long-term investor or saver;

-  you seek growth of capital;

-  you seek to capture the returns of the entire U.S. equity market;

- you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

- you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                            MAIN INVESTMENT RISKS

The Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                           PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Horace Mann Class of Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.




TOTAL
RETURN

2000 (11.09)%
2001 (11.52)%

2002 (21.30)%


During the period shown in the bar chart, the highest return for a quarter was 12.27% (quarter ended 12/31/01) and the lowest return for a quarter was (16.81)% (quarter ended 09/30/02).


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                                                           SINCE
                                                                              1 YEAR    INCEPTION (1)
                                                                              ------    ------------
Horace Mann Class of Shares
   Return Before Taxes                                                       (21.30)%     (9.62)%
   Return After Taxes on Distributions(2)                                    (21.51)%    (10.03)%
   Return After Taxes on Distributions and Sale of Portfolio Shares(2)(3)    (13.08)%     (7.68)%
Wilshire 5000 Index(4)                                                       (20.86)%     (9.06)%

(1) Inception date (commencement of investment operations) of the Horace Mann Class of Shares was December 13, 1999.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Return After Taxes on Distributions and Sales of Portfolio Shares is higher than the Return Before Taxes, because of realized losses. These losses are recorded as a tax benefit, which increases the return.
(4) Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.

FEES AND EXPENSES OF THE HORACE MANN CLASS OF SHARES

This table shows the fees and expenses you may pay when you buy and hold Horace Mann Class of Shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                              HORACE MANN CLASS
                                              -----------------
Management Fees                                    0.10%
Distribution and Service (12b-1) Fees              0.35%
Other Expenses                                     0.85%
                                                   ----
Total Annual Portfolio Operating Expenses          1.30%
                                                   ====
EXAMPLE:

This example helps you to compare the cost of investing in the Horace Mann Class of Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown,
(ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                               HORACE MANN CLASS
                                               -----------------
1 Year                                               $132
3 Years                                              $412
5 Years                                              $713
10 Years                                            $1,568


                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

LACMER manages the Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Portfolio expenses) through statistical sampling procedures. LACMER does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LACMER expects the correlation between the performance of the Index and the Portfolio to be over 0.95 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance may be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Portfolio shares.

                          TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

                             RISK INFORMATION

Investing in the Portfolio involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.

INDEX RISK. There is a risk that the Portfolio's performance may not match the Index exactly. Unlike the Index, the Portfolio incurs administrative expenses and transaction costs in trading stocks. The Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index.

                            MANAGEMENT OF THE PORTFOLIO

                                INVESTMENT ADVISER

Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2003, managed approximately $7 billion in assets.

Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level investment professionals, many of whom are principals of the firm, with significiant investment experience.

As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. On March 29, 2002, the stockholders of the Company approved a new advisory agreement between the Company and Wilshire (the "Agreement"), which permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval.

                              INVESTMENT SUB-ADVISER

The Securities and Exchange Commission (the "SEC") has issued an Order to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire has entered into a sub-advisory agreement with LACMER to manage the Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Thomas D. Stevens, the

President of LACMER, is the primary portfolio manager of the Portfolio. From 1980 until LACMER was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LACMER, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2003 managed approximately $2 billion in assets.

                           SERVICE AND DISTRIBUTION PLAN

The Portfolio has adopted a Service and Distribution Plan for its Horace Mann Class of Shares (the "Plan"). The Plan authorizes payments by the Company to PFPC Distributors, Inc. (the "Distributor") annually of 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares to finance distribution of those shares and services to their shareholders. Pursuant to a Dealer Agreement between the Distributor and Horace Mann Investors, Inc. ("Horace Mann") the Distributor pays to Horace Mann 0.35% of the daily net assets attributable to the Horace Mann Class of Shares for providing services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing shareholder reports and other information. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

                              SHAREHOLDER INFORMATION

If you have questions about the Portfolio or your account you may call us at 1-877-720-3701 or the Horace Mann home office at 1-800-999-1030.

                         HOW TO PURCHASE PORTFOLIO SHARES

You may buy Horace Mann Class of Shares without a sales charge on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). To purchase Horace Mann Class of Shares, contact us at 1-877-720-3701. We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares, if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates.

MINIMUM INVESTMENTS.

The minimum initial investment in the Portfolio is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.

You may purchase shares as follows:

(1) HORACE MANN WILSHIRE 5000 SCHEDULED PAYMENT PLAN. Horace Mann Wilshire 5000 Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account. You may choose to have your bank account debited in a specified amount, and shares purchased, either (i) once a month on the first or fifteenth day, or
(ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.

You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Target Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or (ii) by calling us at 1-877-720-3701. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2) WIRE PAYMENTS. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

       Boston Safe Deposit and Trust Company (ABA #011001234)
       Wilshire Target Funds, Inc. -- Horace Mann Class of Shares
       DDA #065-587
       [(Portfolio Account No. or Your Taxpayer Identification No. for new accounts)]

If your initial purchase of Portfolio shares is by wire, please call 1-877-720-3701 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3) CHECKS. Checks should be made payable to "Wilshire Target Funds, Inc. -- Horace Mann Class of Shares" and mailed to:

                      Wilshire Target Funds, Inc.
                      c/o PFPC Inc.
                      P.O. Box 9807
                      Providence, RI  02940

Your initial investment should be accompanied by a completed and signed Account Application.

(4) ELECTRONIC FUNDS TRANSFER. You may make subsequent investments by electronic transfer of funds from an account maintained in a bank that is an Automated Clearing House member. The minimum purchase by electronic fund transfer is $500 and the maximum is $50,000 for any one transfer. You must direct the bank to send funds through the Automated Clearing House to:

       Boston Safe Deposit and Trust Company
       Wilshire Target Funds, Inc. -- Horace Mann Class of Shares
       [Your Shareholder Account Number]
        Account of [Your Name]

Please note that in compliance with the USA PATRIOT Act of 2001, we will verify certain information on your Account Application as part of the Company's Anti-Money Laundering

Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, we may not be able to open your account. Please contact us if you need additional assistance when completing your application. If we are unable to verify your identity or that of another person authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to close your account or take any other action we deem reasonable or required by law.

                        HOW TO SELL PORTFOLIO SHARES

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day without a redemption fee. The Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

(1) BY TELEPHONE. To sell your shares in the Portfolio by telephone you may call us at 1-877-720-3701. You may request that redemption proceeds be mailed to you by check or forwarded to you by bank wire.

    a. TELEPHONE REDEMPTION BY CHECK. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record, must be in writing with the signature guaranteed.

    b. TELEPHONE REDEMPTION BY WIRE. We accept telephone requests for wire redemptions of at least $1,000 for the Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) BY MAIL. You may also sell your shares by mailing a request to: Wilshire Target Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class of Shares of the Wilshire 5000 Index Portfolio, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter, (i) if you redeem more than $50,000,
(ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.

SIGNATURE GUARANTEES. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

INVOLUNTARY REDEMPTION. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.

REDEMPTION PROCEEDS. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

The Portfolio may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio's Sub-Advisers believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Portfolio. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

TELEPHONE TRANSACTIONS. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

                            PRICING OF SHARES

When you purchase Horace Mann Class of Shares of the Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase order in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share at the close of business on the NYSE on each business day. Net asset value per share is calculated by adding the Horace Mann Class of Shares' portion of the value of the individual securities held by the Portfolio, subtracting the liabilities of that class, and dividing by the total number of Horace Mann Class of Shares outstanding. We value each individual security the Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined by or under the direction of the Board of Directors of the Company.

                      DIVIDEND AND DISTRIBUTION INFORMATION

The Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of the Portfolio automatically reinvested at net asset value in additional shares of the Portfolio or you may elect to receive in them cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                              TAX INFORMATION

The Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Horace Mann Class of Shares was first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                          WILSHIRE 5000 INDEX PORTFOLIO
              FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                         HORACE MANN CLASS SHARES
                                                             Four        -------------------------
                                                             Month
                                                            Period         Year Ended August 31,        Period
                                                             Ended        ------------------------       Ended
                                                           12/31/02(1)    2002           2001           8/31/00(2)
                                                           -----------    ----           ----           ----------
Net asset value, beginning of period                       $ 7.38       $   8.91        $ 12.22          $10.00
                                                           ------       --------        -------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                        0.01***       0.04***         0.05***         0.07***
Net realized and unrealized gain/(loss) on investments      (0.25)        (1.53)          (3.17)           2.21
                                                           ------       --------        -------          ------
Total from investment operations                            (0.24)        (1.49)          (3.12)           2.28
                                                           ------       --------        -------          ------
LESS DISTRIBUTIONS:

Dividends from net investment income                        (0.05)        (0.04)          (0.05)          (0.06)
Distributions from capital gains                              --             --           (0.14)            --
                                                           ------       --------        -------          -------

Total distributions                                         (0.05)        (0.04)          (0.19)           (0.06)
                                                           ------       -------         -------          -------
Net asset value, end of period                             $ 7.09       $  7.38         $  8.91          $ 12.22
                                                           ======       =======         =======          =======
Total return (3)                                            (3.28)%**    (16.85)%        (25.79)%          22.87%**
                                                           ======       =======         =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:


Net assets, end of period (in 000's)                       $1,401       $1,401          $1,623           $1,432
Operating expenses excluding custody earnings credit         1.30%*       0.93%           0.72%            0.72%*
Operating expenses including
  Reimbursement/waiver/custody earnings credit               1.29%*       0.92%           0.69%            0.70%*
Operating expenses excluding
  Reimbursement/waiver/custody earnings credit               1.30%*       1.07%           1.03%            1.07%*
 Net investment income including
   Reimbursement/waiver/custody earnings credit              0.52%*       0.47%           0.49%            0.44%*
Portfolio turnover rate                                         6%**        22%              8%              61%**

*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) The Wilshire 5000 Index Portfolio Horace Mann Class of Shares commenced operations on December 13, 1999.
(3) Total return represents aggregate total return for the period indicated.

                The following notice does not constitute part of and is not incorporated into the prospectus for the Company.

                                WILSHIRE TARGET FUNDS, INC.
                                    PRIVACY STATEMENT

At Wilshire Target Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT

We collect and retain nonpublic personal information about you that may include:

  - Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;
  - Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and
  - Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

  - Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;
  - Companies that provide services for us to help market our products to you; and
  -  Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.

The Wilshire Target Funds, Inc. value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for additional copies of this policy.

SHAREHOLDER REPORTS

You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION  ("SAI")

The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS

You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolio by contacting us at:

                          Wilshire Target Funds, Inc.
                                c/o PFPC Inc.
                                P.O. Box 9807
                             Providence, RI  02940

                    Or by calling toll free 1-888-200-6796
                           (http://www.wilfunds.com)

You can review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

- For a duplicating fee, by writing or e-mailing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, e-mail address: publicinfo@sec.gov.

- Free from the Commission's EDGAR database on its Internet Website at http://www.sec.gov

                  (INVESTMENT COMPANY ACT FILE NO. 811-7076)

PROSPECTUS                     W  I  L  S  H  I  R  E                MAY 1, 2003
                               TARGET FUNDS, INC.
                    INVESTMENT AND INSTITUTIONAL CLASS SHARES
                                       OF
                         LARGE COMPANY GROWTH PORTFOLIO
                          LARGE COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY VALUE PORTFOLIO
                          WILSHIRE 5000 INDEX PORTFOLIO

                            (http://www.wilfunds.com)

--------------------------------------------------------------------------------

             TABLE OF CONTENTS                                               PAGE
             Introduction                                                      2
             Investment and Risk Summary                                       3
               Main Investment Strategies                                      3
               Who May Want to Invest in the Portfolios                        4
               Main Investment Risks                                           5
             Performance and Fee Information                                   5
             More Information about Investments and Risks                     16
             Management of the Portfolios                                     18
               Investment Adviser                                             18
                Investment Sub-Advisers                                       19
               Service and Distribution Plan                                  21
             Shareholder Information                                          21
               How to Buy Portfolio Shares                                    21
               How to Sell Portfolio Shares                                   23
               Pricing of Shares                                              25
               How to Exchange Portfolio Shares                               25
               Retirement Plans                                               26
             Dividend and Distribution Information                            26
             Tax Information                                                  26
             Financial Highlights                                             28

--------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-------------------------------------------------------------------------------

                                  INTRODUCTION

This prospectus describes the following Portfolios offered by the Wilshire Target Funds, Inc. (the "Company" or "we" or "us").

-   Large Company Growth Portfolio           INVESTMENT OBJECTIVE: to provide investment
-   Large Company Value Portfolio            results of a portfolio of publicly traded
-   Small Company Growth Portfolio           common stocks of companies in the applicable
-   Small Company Value Portfolio            sub-category of the Wilshire 5000 Index (the
    (collectively, the "Style Portfolios")   "Index"). These Portfolios are not index funds.

-   Wilshire 5000 Index Portfolio            INVESTMENT OBJECTIVE: to replicate as closely
    (the "Index Portfolio" and, together     as possible the performance of the Index before
    with the Style Portfolios, the           the deduction of fund expenses.
    "Portfolios")

No Portfolio's investment objective may be changed without approval of the Portfolio's shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). No Portfolio is guaranteed to meet its objective.

On the following pages you will find important information about each Portfolio and its Institutional and Investment classes of shares, including:

- the manager of each Portfolio, Wilshire Associates Incorporated ("Wilshire"), allocates portions of each Portfolio's assets among one or more sub-advisers (each a "Sub-Adviser") with complementary management styles and securities selection disciplines, and monitors the performance of each Portfolio.

- the main investment strategies used by Wilshire and the Portfolio's Sub-Advisers, in trying to achieve the Portfolio's objective;

-    the main risks of an investment in the Portfolio;

- the Portfolio's past performance measured on both a year-by-year and long-term basis, when available; and

-    the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------

     SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIOS.

--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

LARGE COMPANY GROWTH PORTFOLIO

-    Focuses on the large company growth segment of the U.S. equity market.

- Invests substantially all its assets in companies with the largest market capitalizations - greater than $1.9 billion as of the date of this prospectus.

- Invests in companies that have above average earnings or sales growth histories and retention of earnings; often such companies have higher price to earnings ratios.

SMALL COMPANY GROWTH PORTFOLIO

-    Focuses on the small company growth segment of the U.S. equity market.

- Invests substantially all its assets in companies with smaller market capitalizations - between $165 million and $1.9 billion as of the date of this prospectus.

- Invests in companies that have above average earnings or sales growth histories and retention of earnings; often such companies have higher price to earnings ratios.

- Less emphasis on a long history of established growth than the Large Company Growth Portfolio.

- Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

LARGE COMPANY VALUE PORTFOLIO

-    Focuses on the large company value segment of the U.S. equity market.

- Invests substantially all its assets in companies with the largest market capitalizations - greater than $1.9 billion as of the date of this prospectus.

- Invests in companies with relatively low price to book value ratios, low price to earnings ratios, and higher than average dividend yield (which means that their price is low relative to the size of their dividend).

SMALL COMPANY VALUE PORTFOLIO

-    Focuses on the small company value segment of the U.S. equity market.

- Invests substantially all its assets in companies with smaller market capitalizations - between $165 million and $1.9 billion as of the date of this prospectus.

- Invests in companies with relatively low price to book value ratios, low price to earnings ratios, and relatively high dividend yield (dividend yields for small companies are generally less than those of large companies).

- Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Each Style Portfolio attempts to invest virtually all of its assets in common stock of companies in its category.

WILSHIRE 5000 INDEX PORTFOLIO

- Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

- Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

- Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Index Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                    WHO MAY WANT TO INVEST IN THE PORTFOLIOS

A Style Portfolio may appeal to you if:

-    you are a long-term investor or saver;

-    you seek growth of capital;

- you believe that the market will favor a particular style, such as large cap growth stocks, over other styles in the long term and you want a focused exposure to that style; or

- you own other funds or stocks which provide exposure to some but not all styles and would like a more complete exposure to the equity market.

The Index Portfolio may appeal to you if:

-    you are a long-term investor or saver;

-    you seek growth of capital;

-    you seek to capture the returns of the entire U.S. equity market;

- you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

- you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

Each Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. For example, if large capitalization growth stocks fall out of favor generally with investors, the value of the Large Company Growth Portfolio may decline. You may lose money by investing in a Portfolio, particularly if you choose a Style Portfolio which follows a particular style that has performed poorly. Because the Index Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be a less volatile investment than the Style Portfolios.


                         PERFORMANCE AND FEE INFORMATION

--------------------------------------------------------------------------------
                         LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Growth Portfolio by showing how Investment Class Shares of the Large Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN
1993                  (0.74)%
1994                   2.29%
1995                  36.65%
1996                  25.74%
1997                  32.20%
1998                  40.72%
1999                  33.95%
2000                 (15.59)%
2001                 (16.59)%
2002                 (21.77)%

During the period shown in the bar chart, the highest return for a quarter was 25.32% (quarter ended 12/31/98) and the lowest return for a quarter was (18.01)% (quarter ended 03/31/01).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                                                           SINCE
                                                        1 YEAR           5 YEARS        10 YEARS        INCEPTION(1)
                                                        ------           -------        --------        ------------
Investment Class
   Return Before Taxes                                 (21.77)%           0.75%           9.12%             --
   Return After Taxes on Distributions(2)              (21.83)%          (0.25)%          8.18%             --
   Return After Taxes on Distributions and
      Sale of Portfolio Shares(2)(3)                   (13.37)%           0.56%           7.40%             --
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%          8.74%             --
Russell 1000 Growth Index(4)                           (27.88)%          (3.84)%          2.82%             --

Institutional Class(5)
   Return Before Taxes                                 (21.56)%           1.01%            --               8.31%
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%           --               6.27%
Russell 1000 Growth Index(4)                           (27.88)%          (3.84)%           --               3.95%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) To the extent that Return After Taxes on Distributions and Sales of Portfolio Shares is higher than the Return Before Taxes, it is because of realized losses. These losses are recorded as a benefit, which increases the return.
(4) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(5) Since the Portfolio has multiple classes, after-tax returns are shown for only Investment Class Shares and after-tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE LARGE COMPANY GROWTH PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
Management Fees                                         0.75%                    0.75%
Distribution and Service (12b-1) Fees                   0.25%                    None
Other Expenses                                          0.45%                    0.39%
                                                        ----                     ----
Total Annual Portfolio Operating Expenses               1.45%                    1.14%
                                                        ====                     ====

EXAMPLE:

This example helps you to compare the cost of investing in the Large Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
1 Year                                                   $148                      $116
3 Years                                                  $459                      $362
5 Years                                                  $792                      $628
10 Years                                               $1,735                    $1,386

--------------------------------------------------------------------------------
                          LARGE COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how Investment Class Shares of the Large Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN
1993                  13.26%
1994                  (5.15)%
1995                  39.93%
1996                  18.08%
1997                  30.18%
1998                  10.31%
1999                  (6.81)%
2000                  16.96%
2001                  (1.21)%
2002                 (17.23)%

During the period shown in the bar chart, the highest return for a quarter was 14.81% (quarter ended 09/30/00) and the lowest return for a quarter was (16.81)% (quarter ended 09/30/02).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                                                           SINCE
                                                        1 YEAR           5 YEARS        10 YEARS        INCEPTION(1)
                                                        ------           -------        --------        ------------
Investment Class
   Return Before Taxes                                 (17.23)%          (0.34)%          8.55%             --
   Return After Taxes on Distributions(2)              (17.71)%          (1.77)%          6.45%             --
   Return After Taxes on Distributions and
      Sale of Portfolio Shares(2)(3)                   (10.58)%          (0.66)%          6.30%             --
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%          8.74%             --
Russell 1000 Growth Index(4)                           (15.52)%           1.16%          10.80%             --

Institutional Class(5)
   Return Before Taxes                                 (17.04)%          (0.11)%           --              6.66%
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%           --              6.27%
Russell 1000 Growth Index(4)                           (15.52)%           1.16%            --              8.53%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) To the extent that Return After Taxes on Distributions and Sales of Portfolio Shares is higher than the Return Before Taxes, it is because of realized losses. These losses are recorded as a benefit, which increases the return.
(4) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(5) Since the Portfolio has multiple classes, after-tax returns are shown for only Investment Class Shares and after-tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE LARGE COMPANY VALUE PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
Management Fees                                         0.75%                    0.75%
Distribution and Service (12b-1) Fees                   0.25%                    None
Other Expenses                                          0.67%                    0.69%
                                                        ----                     ----
Total Annual Portfolio Operating Expenses               1.67%                    1.44%
                                                        ====                     ====

EXAMPLE:

This example helps you to compare the cost of investing in the Large Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
1 Year                                                   $170                      $147
3 Years                                                  $526                      $456
5 Years                                                  $907                      $787
10 Years                                               $1,976                    $1,724

--------------------------------------------------------------------------------
                         SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Growth Portfolio by showing how Investment Class Shares of the Small Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN
1993                  15.72%
1994                  (1.38)%
1995                  28.16%
1996                  14.01%
1997                  11.67%
1998                  (3.56)%
1999                  14.43%
2000                   0.99%
2001                  (3.05)%
2002                 (13.94)%

During the period shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 12/31/99) and the lowest return for a quarter was (22.84)% (quarter ended 09/30/98).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                                                           SINCE
                                                        1 YEAR           5 YEARS        10 YEARS        INCEPTION(1)
                                                        ------           -------        --------        ------------
Investment Class
   Return Before Taxes                                 (13.94)%          (1.45)%          5.64%             --
   Return After Taxes on Distributions(2)              (13.94)%          (2.69)%          5.19%             --
   Return After Taxes on Distributions and
      Sale of Portfolio Shares(2)(3)                    (8.56)%          (1.45)%          5.78%             --
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%          8.74%             --
Russell 1000 Growth Index(5)                           (27.88)%          (3.84)%          2.82%             --

Institutional Class(5)
   Return Before Taxes                                 (13.87)%          (1.25)%           --              2.63%
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%           --              6.27%
Russell 1000 Growth Index(4)                           (27.88)%          (3.84)%           --              3.95%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) To the event that Return After Taxes on Distributions and Sales of Portfolio Shares is higher than the Return Before Taxes, it is because of realized losses. These losses are recorded as a benefit, which increase the return.
(4) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(5) Since the Portfolio has multiple classes, after-tax returns are shown for only Investment Class Shares and after-tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE SMALL COMPANY GROWTH PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
Management Fees*                                        0.85%                    0.85%
Distribution and Service (12b-1) Fees                   0.25%                    None
Other Expenses                                          2.04%                    2.02%
                                                        ----                     ----
Total Annual Portfolio Operating Expenses               3.14%                    2.87%
                                                        ====                     ====

* Management fees do not reflect a partial waiver of advisory fees by Wilshire. This waiver may be decreased by Wilshire at any time, subject to approval by the Board of Directors. After this waiver, the Management Fees and Total Annual Portfolio Operating Expenses are:

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
Management Fees                                         0.25%                    0.25%
Total Annual Portfolio Operating Expenses               2.54%                    2.27%

EXAMPLE:

This example helps you to compare the cost of investing in the Small Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
1 Year                                                     $317                    $290
3 Years                                                    $969                    $889
5 Years                                                  $1,645                  $1,513
10 Years                                                 $3,448                  $3,195

--------------------------------------------------------------------------------
                          SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Value Portfolio by showing how Investment Class Shares of the Small Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN
1993                  11.16%
1994                  (4.54)%
1995                  25.15%
1996                  13.94%
1997                  31.18%
1998                  (5.57)%
1999                 (12.20)%
2000                  13.16%
2001                  17.23%
2002                  (7.98)%

During the period shown in the bar chart, the highest return for a quarter was 16.37% (quarter ended 12/31/01) and the lowest return for a quarter was (18.34)% (quarter ended 09/30/02).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                                                           SINCE
                                                        1 YEAR           5 YEARS        10 YEARS        INCEPTION(1)
                                                        ------           -------        --------        ------------
Investment Class
   Return Before Taxes                                  (7.98)%           0.24%           7.23%             --
   Return After Taxes on Distributions(2)               (8.60)%          (0.60)%          5.14%             --
   Return After Taxes on Distributions and              (4.91)%          (0.11)%
      Sale of Portfolio Shares(2)(3)                                                      5.06%             --
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%          8.74%             --
Russell 1000 Value Index(4)                            (15.52)%           1.16%          10.80%             --

Institutional Class(5)
   Return Before Taxes                                  (7.77)%           0.45%            --               6.84%
Wilshire 5000 Index(4)                                 (20.86)%          (0.87)%           --               6.27%
Russell 1000 Value Index(4)                            (15.52)%           1.16%            --               8.53%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) To the extent that Return After Taxes on Distributions and Sales of Portfolio Shares is higher than the Return Before Taxes, it is because of realized losses. These losses are recorded as a benefit, which increases the return.
(4) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(5) Since the Portfolio has multiple classes, after-tax returns are shown for only Investment Class Shares and after-tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE SMALL COMPANY VALUE PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
Management Fees*                                        0.85%                    0.85%
Distribution and Service (12b-1) Fees                   0.25%                    None
Other Expenses                                          1.04%                    1.03%
                                                        ----                     ----
Total Annual Portfolio Operating Expenses               2.14%                    1.88%
                                                        ====                     ====

* Management fees do not reflect a partial waiver of advisory fees by Wilshire. This waiver may be decreased by Wilshire at any time, subject to approval by the Board of Directors. After this waiver, the Management Fees and Total Annual Portfolio Operating Expenses are:

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
Management Fees                                         0.25%                    0.25%
Total Annual Portfolio Operating Expenses               1.54%                    1.28%

EXAMPLE:

This example helps you to compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
1 Year                                                     $217                    $191
3 Years                                                    $670                    $591
5 Years                                                  $1,149                  $1,016
10 Years                                                 $2,472                  $2,201

--------------------------------------------------------------------------------
                          WILSHIRE 5000 INDEX PORTFOLIO
--------------------------------------------------------------------------------

The bar chart and the performance table below provide an indication of the risks of investing in the Index Portfolio by showing how Investment Class Shares of the Index Portfolio have performed in the past and by showing how the Index Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Index Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN
2000                (11.07)%
2001                (11.49)%
2002                (21.32)%

During the period shown in the bar chart, the highest return for a quarter was 17.71% (quarter ended 12/31/99) and the lowest return for a quarter was (16.90)% (quarter ended 09/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                        SINCE
                                                        1 YEAR       INCEPTION(1)
                                                        ------       ------------
Investment Class

   Return Before Taxes                                 (21.32)%        (7.58)%
   Return After Taxes on Distributions(2)              (21.54)%        (7.89)%
   Return After Taxes on Distributions and
      Sale of Portfolio Shares(2)(3)                   (13.09)%        (6.03)%
Wilshire 5000 Index(4)                                 (20.86)%        (7.14)%

Institutional Class(5)
   Return Before Taxes                                 (21.07)%        (7.33)%
Wilshire 5000 Index(4)                                 (20.86)%        (7.14)%

(1) Inception date (commencement of investment operations) of the Investment Class and the Institutional Class was February 1, 1999.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Return After Taxes on Distributions and Sales of Portfolio Shares is higher than the Return Before Taxes, because of realized losses. These losses are recorded as a benefit, which increases the return.
(4) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(5) Since the Portfolio has multiple classes, after-tax returns are shown for only Investment Class Shares and after-tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE WILSHIRE 5000 INDEX PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Index Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
Management Fees                                         0.10%                    0.10%
Distribution and Service (12b-1) Fees                   0.25%                    None
Other Expenses                                          0.88%                    0.85%
                                                        ----                     ----
Total Annual Portfolio Operating Expenses               1.23%                    0.95%
                                                        ====                     ====

EXAMPLE:

This example helps you to compare the cost of investing in the Index Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Index Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                                   INVESTMENT CLASS        INSTITUTIONAL CLASS
                                                   ----------------        -------------------
1 Year                                                     $125                     $97
3 Years                                                    $390                    $303
5 Years                                                    $676                    $525
10 Years                                                 $1,489                  $1,166

--------------------------------------------------------------------------------
                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

                                STYLE PORTFOLIOS

Wilshire serves as the investment adviser to the Portfolios. In its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of the Portfolios' assets among the selected Sub-Advisers. Each Sub-Adviser manages a portion of one or more of the Portfolios and strategic allocations are determined by Wilshire through the use of sophisticated models. Wilshire selects Sub-Advisers to manage the assets of the Portfolios based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the Sub-Advisers. Additionally, the risk profiles of the Portfolios and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers responsible for portfolio management and holds in-person meetings with Sub-Advisers when, in the opinion of the committee, such action is appropriate.

The Company offers focused exposure to four distinct segments of the U.S. market - large company growth, large company value, small company growth and small company value. Each Style Portfolio owns only securities which correspond to that style. To maintain a proper style exposure in each Style Portfolio, the Sub-Advisers change the Style Portfolios' holdings as companies' characteristics change. A Sub-Adviser sells stocks that no longer meet the criteria of a particular Style Portfolio. For example, a Sub-Adviser may consider a stock to no longer be a value stock if its price advances strongly. Each Sub-Adviser tries to maintain a fully invested position in the Style Portfolios at all times. This means that the Style Portfolios hold little uninvested cash, thus ensuring that you receive the full benefit of any market advances. The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the Sub-Advisers managing each Portfolio are described in more detail below.

LACMER

LACMER serves as Sub-Adviser to the Small Company Growth and Small Company Value Portfolios and to a portion of each of the other Style Portfolios. For the portion of each Style Portfolio that it manages, in June of each year, LACMER identifies the stocks of the 2,500 companies with the largest market capitalizations from the Index. It divides those stocks into two groups:

- LARGE COMPANIES are the 750 companies with the largest market capitalizations. These companies were approximately 88% of the total market value of the stocks included in the Index on December 31, 2002.

- SMALL COMPANIES are the 1,750 next largest companies based on market capitalizations. These companies were approximately 9% of the total market value of the stocks included in the Index on December 31, 2002.

The remaining companies were less than 3% of the total market value of the stocks included in the Index.

From these large and small capitalization universes, LACMER then identifies growth stocks and value stocks. To determine whether a company's stock is a growth stock or a value stock, LACMER analyzes fundamental factors such as price to book value ratios, price to earnings ratios, earnings growth, dividend pay-out ratios, return on equity, and the issuer's beta (a measure of a company's stock price volatility relative to the market generally).

- VALUE COMPANIES have relatively low price to book value ratios, low price to earnings ratios, and higher than average dividend payments in relation to price.

- GROWTH COMPANIES have above average earnings or sales growth, above average return on equity, and higher price to earnings ratios.

PUTNAM ADVISORY COMPANY, LLC

Putnam Advisory Company, LLC ("Putnam") serves as a Sub-Adviser to the Large Company Growth Portfolio. The basis of the Putnam quantitative equity approach is their belief that the combination of diligent fundamental research and highly technical quantitative techniques can generate superior risk-adjusted performance over time. The firm seeks to construct portfolios that are well diversified in terms of sources of excess return, remaining keen to risk management and the costs of trading.

Part of the fundamental research effort is a quantification of estimates of fair value for securities held and considered for investment. Quantitative analysts are charged with the development and maintenance of highly sophisticated models that generate forecasts of expected return, measure risk and transaction costs, and frame the portfolio construction effort. The firm has also implemented a "knowledge management" structure whereby ideas are shared in a multi-disciplinary environment.

The process integrates the firm's fundamental and quantitative research output through the use of optimization techniques that maximize expected excess returns for a given level of risk. Putnam believes that the excess return estimates from the two research approaches have low correlations, and thus risk reduction opportunities exist.

GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC

Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") serves as a Sub-Adviser to the Large Company Growth Portfolio. GMO manages its portfolio in a manner that reflects the core philosophy that risk averse and disciplined application of research output creates opportunities for excess return over time. Quantitative and fundamental research feed the portfolio management process. The quantitative research process leverages the substantial database infrastructure that the firm has constructed. The fundamental research process includes company management interaction and supplements the quantitative orientation of the strategy. The objective of these actions is to identify forward-looking opportunities for excess return.

As a structured portfolio approach, the GMO strategy is highly disciplined. Investment opportunities are uncovered through a variety of processes, including screens that identify valuation anomalies, investor "neglect", and momentum factors. Valuation anomalies surface through the use of the firm's time-tested proprietary dividend discount model. A proprietary optimization process measures the expected contribution from an investment in terms of excess return and also excess risk. Sector weights and capitalization exposures are explicitly controlled relative to the benchmark. The buy and sell disciplines are rigorous and designed to eliminate the powerful negative effect of investor emotion.

BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

Bernstein Investment Research and Management ("Bernstein"), a unit of Alliance Capital Management, LP ("Alliance"), serves as a Sub-Adviser to the Large Company Value Portfolio. Bernstein's approach to managing its portion of the Portfolio is value-based and price-driven. Bernstein believes that opportunity is created by risk-averse investors who tend to buy and sell based on an emotional overreaction to events of the day, assuming that current conditions - good or bad - will remain unchanged. As a result, companies facing immediate problems are often shunned by investors, even if their long-term prospects remain sound. This creates compelling buying opportunities. Intensive fundamental research is performed to identify these buying opportunities in the marketplace.

Bernstein's Investment Policy Group takes a bottom-up approach to security selection. They relate the present value of each company's future cash flow, as forecast by Bernstein's analysts, to the current price of its stock. Solving for the internal rate of return, an expected rate of return is derived. The Investment Policy Group then ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. Once the expected return for each stock has been calculated, it is adjusted for timing risk and concentration risk.

Once the risk analysis is complete, securities are ranked by risk-adjusted expected returns. The Investment Policy Group then selects approximately 150 securities for the model portfolio. If selected, securities ranking in the top third of Bernstein's valuation universe are overweighted because they represent the most undervalued stocks in that universe. Securities ranked in the middle third of Bernstein's universe, if selected, are market weighted to add diversification to the portfolio. If, over time, a security falls in ranking from the top third of the universe to the middle third, the position is trimmed back to a market weighting. If the security's ranking continues to fall into the bottom third of the universe, it is sold outright or, if it is a very large capitalization stock, it is underweighted.

                                 INDEX PORTFOLIO

The Index Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Index Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

Los Angeles Capital Management and Equity Research ("LACMER"), the Index Portfolio's Sub-Adviser, manages the Index Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Index Portfolio expenses) through statistical sampling procedures. LACMER does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LACMER expects the correlation between the performance of the Index and the Index Portfolio to be over 0.95 before the deduction of Index Portfolio expenses. A correlation of 1.00 would indicate that the Index Portfolio's performance exactly matched that of the Index. The Index Portfolio's ability to track the Index's performance may be affected by factors such as the Index Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Index Portfolio shares.

                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolios involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolios is equity risk. This is the risk that the prices of stocks held by a Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.

INDEX RISK. There is a risk that the Index Portfolio's performance may not match the Index exactly. Unlike the Index, the Index Portfolio incurs administrative expenses and transaction costs in trading stocks. The Index Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Index Portfolio may not track exactly the performance of the stocks held in the Index.

STYLE RISK. Another risk of investing in a Style Portfolio is the risk that the style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, and vice versa.

SMALL CAP RISK. The small-cap companies in which the Small Company Growth and Small Company Value Portfolios invest present additional risks. The market may value companies according to size, or market capitalization, rather than financial performance. When small-cap stocks are out of favor, the Small Company Growth and Small Company Value Portfolios' share price may decline even though the companies it holds have sound fundamentals. Also, these companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

Wilshire is the investment adviser for the Portfolios. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2003, managed approximately $7 billion in assets.

Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level investment professionals, many of whom are principals of the firm, with significant investment experience.

The Portfolios paid Wilshire the advisory fees shown below during the 12-month period ended December 31, 2002.*

                                                   MANAGEMENT FEE AS A % OF AVERAGE
PORTFOLIO                                         DAILY NET ASSETS OF THE PORTFOLIO
---------                                         ---------------------------------
Large Company Growth Portfolio                                  0.25%
Large Company Value Portfolio                                   0.25%
Small Company Growth Portfolio                                  0.25%
Small Company Value Portfolio                                   0.25%
Wilshire 5000 Index Portfolio                                   0.10%

*The Portfolios' fiscal year end changed from August 31 to December 31, effective December 31, 2002.

On March 29, 2002, the stockholders of the Company approved a new advisory agreement between the Company and Wilshire (the "Agreement"), which permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolios in certain circumstances without stockholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Wilshire agreed to voluntarily waive its fees so that each Portfolio, with the exception of the Index Portfolio, would be charged an annual fee of 0.25% of the average daily net assets of the Portfolio, until both Wilshire and a majority of the independent Directors concluded that any increase was merited in view of the retention of additional sub-advisers or other future developments. With the exception of the Small Company Growth and Small Company Value Portfolios, the fee waivers were terminated as of April 1, 2003, in connection with the retention of additional sub-advisers.

                             INVESTMENT SUB-ADVISERS

The Securities and Exchange Commission (the "SEC") has issued an Order to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things, setting each Portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire has entered into a sub-advisory agreement with LACMER to manage the Small Company Growth, Small Company Value and Wilshire 5000 Portfolios, and portions of the Large Company Growth and Large Company Value Portfolios, subject to the supervision of Wilshire and the Company's Board of Directors. LACMER's fees are paid by Wilshire. Thomas D. Stevens, the President of LACMER, is the primary portfolio manager of the Portfolios. From 1980 until LACMER was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LACMER, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2003 managed approximately $2 billion in assets.

Wilshire has entered into a sub-advisory agreement with Putnam, effective April 9, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Putnam has managed client assets since it was founded in 1937. Eric H. Sorenson, Ph.D., is the Team Leader and Tony H.

Elavia, Ph.D. is a Team Member for the Large Company Growth Portfolio. Dr. Sorenson is the Managing Director of Quantitative Research. Dr. Sorenson joined Putnam in 2000. Prior to that, he was with Salomon Smith Barney from 1986. Dr. Elavia is a Managing Director and Senior Portfolio Manager on the Large Cap Growth Team. In addition, Dr. Elavia is the Director of Quantitative Equity Research and Money Management at Putnam. Dr. Elavia, who joined Putnam in 1999, had been President of TES Partners since 1998. Putnam is located at One Post Office Square, Boston, Massachusetts 02109, and as of March 31, 2003, with its affiliates, managed approximately $241 billion in assets.

Wilshire has entered into a sub-advisory agreement with GMO, effective April 9, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. GMO has managed portfolios and performed fundamental quantitative research since its inception in the late 1970s. Day to day management of GMO's portion of the Portfolio is the responsibility of the U.S. Quantitative Division, a division of GMO that is comprised of investment professionals, and no one person is primarily responsible for the management of the portfolio. GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110, and as of March 31, 2003, managed approximately $27 billion in assets.

Wilshire has entered into a sub-advisory agreement with Alliance, effective April 9, 2003, for its Bernstein Investment Research and Management unit ("Bernstein") to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("SCB"), a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Marilyn G. Fedak, John P. Mahedy and Lewis A. Sanders are co-portfolio managers of Bernstein's portion of the Large Company Value Portfolio. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group of Bernstein and was also elected to the Board of Directors of Alliance in 1993. She had previously served as Chairman of the U.S. Equity Investment Policy Group at SCB, which she joined in 1984. Mr. Mahedy is the Director of U.S. Value Equity Research at Bernstein. Mr. Mahedy also serves on Bernstein's Large Cap U.S. Value Equity Investment Policy Group. Mr. Mahedy was a senior research analyst with Bernstein from 1995 until 2001. Mr. Sanders is Director, Vice-Chairman and Chief Investment Officer of Alliance, and will assume the title of Chief Executive Officer in mid-2003. He was elected Chairman of the Board of Directors and chief executive officer of SCB in 1993 after serving for 12 years as President and Chief Operating Officer, with senior responsibility for research and investment management. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105, and as of March 31, 2003, managed approximately $387 billion in assets.

                          SERVICE AND DISTRIBUTION PLAN

Each Portfolio has adopted a service and distribution plan for its Investment Class Shares (the "Plan"). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to the Portfolios' Investment Class Shares to finance distribution of those Shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

                             SHAREHOLDER INFORMATION

                           HOW TO BUY PORTFOLIO SHARES

You may buy shares without a sales charge on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio's Shares, if we believe it is in a Portfolio's best interest to do so. The Portfolios do not issue share certificates.

MINIMUM INVESTMENTS

The minimum initial investments in a Portfolio are as follows:

- INVESTMENT CLASS SHARES. The minimum initial investment in each Style Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Portfolio is $1,000. Subsequent investments must be at least $100. The minimum investments do not apply to certain employee benefit plans.

- INSTITUTIONAL CLASS SHARES. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to the Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares.

You also may purchase shares directly from us as follows:

(1) CHECKS. Checks should be made payable to "WILSHIRE TARGET FUNDS, INC." For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

                           Wilshire Target Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made by third party checks.

(2) WIRE PAYMENTS. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

         Boston Safe Deposit and Trust Company (ABA #011001234)
         [Portfolio Name]
         DDA #065-587
         [Portfolio Account No. or Taxpayer Identification No. for new accounts] Dealer No., if applicable

If your initial purchase of Portfolio shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3) ACCUMULATION PLAN (INVESTMENT CLASS SHARES ONLY). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Target Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) ELECTRONIC FUNDS TRANSFER. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:

         Boston Safe Deposit and Trust Company
         Wilshire Target Funds, Inc. --[Portfolio Name]
         [Shareholder Account Number]
         Account of [Registered Shareholder]

Please note that in compliance with the USA PATRIOT Act of 2001, we will verify certain information on your Account Application as part of the Company's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, we may not be able to open your account. Please contact us if you need additional assistance when completing your application. If we are unable to verify your identity or that of another person authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to close your account or take any other action we deem reasonable or required by law.

                          HOW TO SELL PORTFOLIO SHARES

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1) BY TELEPHONE. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

     a. TELEPHONE REDEMPTION BY CHECK. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address to be sent to the address of record must be in writing with the signature guaranteed.

     b. TELEPHONE REDEMPTION BY WIRE. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or on a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) BY MAIL. You may also redeem your shares by mailing a request to: Wilshire Target Funds, Inc., P.O. Box 9807, Providence, RI 02940. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter
(i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.

SIGNATURE GUARANTEES. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

INVOLUNTARY REDEMPTION. We may redeem all shares in your account if their value falls below $500, in the case of Investment Class Shares, or $150,000, in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500, in the case of Investment Class Shares, and $150,000, in the case of Institutional Class Shares.

REDEMPTION PROCEEDS. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio's Sub-Advisers believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

TELEPHONE TRANSACTIONS. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

                                PRICING OF SHARES

When you purchase shares of either class of a Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of each Portfolio at the close of business on the NYSE on each business day. Net asset value per share of a class of shares is calculated by adding the value of the individual securities held by a Portfolio and attributable to that class, subtracting the liabilities of that class, and dividing by the total number of the shares outstanding of that class. We value each individual security a Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined by or under the direction of the Board of Directors of the Company.

                        HOW TO EXCHANGE PORTFOLIO SHARES

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. In addition, you can also exchange shares of a Portfolio for shares of the American Advantage Money Market Fund, provided you meet the eligibility requirements for its purchase. Note that exchanges from one Portfolio to another Portfolio are taxable transactions while exchanges from one class to another class of the same Portfolio are not taxable transactions.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) BY MAIL. You may make an exchange by writing to us at Wilshire Target Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.

(2) BY TELEPHONE. Call us at 1-888-200-6796 and give us the information stated above under "By Mail". To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

- Shares will be exchanged at their net asset value next determined after we receive your exchange request.

-    We reserve the right to reject any exchange request in whole or in part.

- We may modify or terminate the availability of exchanges at any time with notice to shareholders.

- You should read the prospectus of the Portfolio whose shares you are acquiring.

                                RETIREMENT PLANS

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts" and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

                      DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at net asset value in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                 TAX INFORMATION

A Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. A Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. An exchange of a Portfolio's shares for shares of another Portfolio will be treated for tax purposes as a sale of the Portfolio's shares, and any gain you realize on the exchange may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in a Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Portfolios' shares for the past five years (or for the period since a particular Portfolio began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements and related notes, is included in the annual report, which is available on request.

                         LARGE COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                     INVESTMENT CLASS SHARES
                                                                ------------------------------------------------------------------
                                                FOUR MONTH                            YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ------------------------------------------------------------------
                                               12/31/02(1)        2002          2001          2000           1999          1998
                                               -----------        ----          ----          ----           ----          ----
Net asset value, beginning of period            $   24.22       $  29.12     $   46.36      $   36.37      $  26.09       $ 23.92
                                                ---------       --------     ---------      ---------      --------       -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                      0.02***        0.04***     (0.08)***      (0.12)***         (0.05)         0.04
Net realized and unrealized gain/(loss) on
   investments                                      (0.61)         (4.86)       (16.65)         10.55         12.30          2.71
                                                ---------       --------     ---------      ---------      --------       -------

Total from investment operations                    (0.59)         (4.82)       (16.73)         10.43         12.25          2.75
                                                ---------       --------     ---------      ---------      --------       -------

LESS DISTRIBUTIONS:
Dividends from net investment income                (0.04)            --            --             --         (0.02)        (0.06)
Distributions from capital gains                       --          (0.08)        (0.51)         (0.44)        (1.95)        (0.52)
                                                ---------       --------     ---------      ---------      --------       -------

Total distributions                                 (0.04)         (0.08)        (0.51)         (0.44)        (1.97)        (0.58)
                                                ---------       --------     ---------      ---------      --------       -------

Net asset value, end of period                  $   23.59       $  24.22     $   29.12      $   46.36      $  36.37       $ 26.09
                                                =========       ========     =========      =========      ========       =======

Total return(2)                                 (2.42)%**       (16.61)%      (36.33)%         28.84%        48.46%        11.61%
                                                =========       ========     =========      =========      ========       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end period (in 000's)               $ 243,890       $249,328     $ 354,633      $ 656,711      $454,853       $81,569
Operating expenses excluding custody earnings
   credit                                         0.95%*          0.90%        0.84%          0.84%          0.95%         0.73%
Operating expenses including
   reimbursement/waiver/custody earnings credit   0.95%*          0.89%        0.83%          0.83%          0.90%         0.71%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   1.45%*          0.90%        0.84%          0.84%          0.95%         0.77%
Net investment income/(loss) including
   reimbursement/waiver/custody earnings credit   0.28%*          0.14%       (0.23)%        (0.28)%        (0.11)%        0.16%
Portfolio turnover rate                            21%**           47%          43%            50%            35%           57%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                         LARGE COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   INSTITUTIONAL CLASS SHARES
                                                               ----------------------------------------------------------------
                                                FOUR MONTH                           YEAR ENDED AUGUST 31,
                                               PERIOD ENDED    ----------------------------------------------------------------
                                               12/31/02(1)        2002          2001           2000         1999          1998
                                               -----------        ----          ----           ----         ----          ----
Net asset value, beginning of period            $   24.51       $  29.39      $  46.63       $  36.47      $ 26.12       $ 23.91
                                                ---------       --------      --------       --------      -------       -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.05***        0.12***       0.03***        0.01***         0.03          0.08
Net realized and unrealized gain/(loss) on
   investments                                      (0.62)         (4.92)       (16.76)         10.59        12.31          2.72
                                                ---------       --------      --------       --------      -------       -------

Total from investment operations                    (0.57)         (4.80)       (16.73)         10.60        12.34          2.80
                                                ---------       --------      --------       --------      -------       -------

LESS DISTRIBUTIONS:
Dividends from net investment income                (0.13)            --            --             --        (0.04)        (0.07)
Distributions from capital gains                       --          (0.08)        (0.51)         (0.44)       (1.95)        (0.52)
                                                ---------       --------      --------       --------      -------       -------

Total distributions                                 (0.13)         (0.08)        (0.51)         (0.44)       (1.99)        (0.59)
                                                ---------       --------      --------       --------      -------       -------

Net asset value, end of period                  $   23.81       $  24.51      $  29.39       $  46.63      $ 36.47       $ 26.12
                                                =========       ========      ========       ========      =======       =======

Total return(2)                                 (2.32)%**       (16.39)%      (36.12)%        29.23%        48.81%        11.78%
                                                =========       ========      ========       ========      =======       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  82,459       $ 84,271      $108,794       $149,043      $72,773       $34,993
Operating expenses excluding custody earnings
   credit                                          0.64%*         0.59%         0.52%          0.53%         0.67%        0.62%
Operating expenses including
   reimbursement/waiver/custody earnings credit    0.64%*         0.58%         0.51%          0.52%         0.62%        0.60%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit    1.14%*         0.59%         0.52%          0.53%         0.67%        0.66%
Net investment income including
   reimbursement/waiver/custody earnings credit    0.59%*         0.45%         0.09%          0.03%         0.18%        0.27%
Portfolio turnover rate                            21%**           47%           43%            50%           35%          57%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                    INVESTMENT CLASS SHARES
                                                                ----------------------------------------------------------------
                                                FOUR MONTH                           YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ----------------------------------------------------------------
                                               12/31/02(1)        2002          2001          2000          1999          1998
                                               -----------        ----          ----          ----          ----          ----
Net asset value, beginning of period            $   17.59       $  21.09      $  19.91       $ 21.02       $ 19.29      $ 20.49
                                                ---------       --------      --------       -------       -------      --------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.08***        0.21***       0.27***       0.28***          0.28          0.38
Net realized and unrealized gain/(loss) on
   investments                                      (1.40)         (2.41)         1.09         (0.02)         3.32          0.01
                                                ---------       --------      --------       -------       -------      --------

Total from investment operations                    (1.32)         (2.20)         1.36          0.26          3.60          0.39
                                                ---------       --------      --------       -------       -------      --------

LESS DISTRIBUTIONS:
Dividends from net investment income                (0.24)         (0.27)        (0.18)        (0.31)        (0.33)        (0.38)
Distributions from capital gains                       --          (1.03)           --         (1.06)        (1.54)        (1.21)
                                                       --                     --------       -------       -------      --------

Total distributions                                 (0.24)         (1.30)        (0.18)        (1.37)        (1.87)        (1.59)
                                                ---------       --------      --------       -------       -------      --------

Net asset value, end of period                  $   16.03       $  17.59      $  21.09       $ 19.91       $ 21.02      $ 19.29
                                                =========       ========      ========       =======       =======      ========

Total return(2)                                 (7.49)%**       (10.94)%        6.81%         1.71%         18.78%       1.34%
                                                =========       ========      ========       =======       =======      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  25,327       $ 30,131      $ 31,455       $21,490       $19,814      $13,055
Operating expenses excluding custody earnings
   credit                                         1.17%*          1.04%         0.98%         1.01%        1.06%       0.86%
Operating expenses including
   reimbursement/waiver/custody earnings credit   1.16%*          1.03%         0.95%         0.98%        1.04%       0.83%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   1.67%*          1.04%         0.98%         1.01%        1.06%       0.91%
Net investment income including
   reimbursement/waiver/custody earnings credit   1.39%*          1.06%         1.28%         1.51%        1.58%       1.88%
Portfolio turnover rate                            19%**            72%          77%          110%          57%         56%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   INSTITUTIONAL CLASS SHARES
                                                                ----------------------------------------------------------------
                                                FOUR MONTH                           YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ----------------------------------------------------------------
                                               12/31/02(1)        2002          2001          2000          1999          1998
                                               -----------        ----          ----          ----          ----          ----
Net asset value, beginning of period            $   17.64       $  21.14       $19.93        $ 21.04       $ 19.29       $ 20.47
                                                ---------       --------       -------       -------       -------       -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.09***        0.26***       0.33***       0.33***          0.37          0.41
Net realized and unrealized gain/(loss) on
   investments                                      (1.40)         (2.41)         1.08         (0.01)         3.28          0.01
                                                ---------       --------       -------       -------       -------       -------

Total from investment operations                    (1.31)         (2.15)         1.41          0.32          3.65          0.42
                                                ---------       --------       -------       -------       -------       -------

LESS DISTRIBUTIONS:
Dividends from net investment income                (0.29)         (0.32)        (0.20)        (0.37)        (0.36)        (0.39)
Distributions from capital gains                       --          (1.03)           --         (1.06)        (1.54)        (1.21)
                                                ---------       --------       -------       -------       -------       -------

Total distributions                                 (0.29)         (1.35)        (0.20)        (1.43)        (1.90)        (1.60)
                                                ---------       --------       -------       -------       -------       -------

Net asset value, end of period                  $   16.04       $  17.64       $ 21.14       $ 19.93       $ 21.04       $ 19.29
                                                =========       ========       =======       =======       =======       =======

Total return(2)                                 (7.44)%**       (10.71)%        7.08%         2.06%         19.05%        1.47%
                                                =========       ========       =======       =======       =======       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  33,934       $ 37,133       $54,525       $58,566       $56,719       $46,017
Operating expenses excluding custody earnings
   credit                                         0.94%*          0.79%         0.71%         0.74%         0.79%         0.76%
Operating expenses including
   reimbursement/waiver/custody earnings credit   0.93%*          0.78%         0.68%         0.71%         0.77%         0.73%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   1.44%*          0.79%         0.71%         0.74%         0.79%         0.81%
Net investment income including
   reimbursement/waiver/custody earnings credit   1.62%*          1.31%         1.55%         1.78%         1.86%         1.98%
Portfolio turnover rate                            19%**           72%           77%          110%           57%           56%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                    INVESTMENT CLASS SHARES
                                                                ----------------------------------------------------------------
                                                FOUR MONTH                           YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ----------------------------------------------------------------
                                               12/31/02(1)       2002           2001         2000          1999           1998
                                               -----------       ----           ----         ----          ----           ----
Net asset value, beginning of period            $   11.89      $   12.91     $   17.80     $   13.34      $ 11.78       $  16.61
                                                ---------      ---------     ---------     ---------      -------       --------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                             (0.06)***      (0.19)***     (0.21)***     (0.21)***        (0.57)         (0.18)
Net realized and unrealized gain/(loss) on
   investments                                      (0.35)         (0.83)        (2.23)         4.67         3.01          (3.98)
                                                ---------      ---------     ---------     ---------      -------       --------

Total from investment operations                    (0.41)         (1.02)        (2.44)         4.46         2.44          (4.16)
                                                ---------      ---------     ---------     ---------      -------       --------

LESS DISTRIBUTIONS:
Distributions from capital gains                       --             --        (2.45)            --        (0.88)         (0.67)
                                                ---------      ---------     ---------     ---------      -------       --------

Total distributions                                    --             --        (2.45)            --        (0.88)         (0.67)
                                                ---------      ---------     ---------     ---------      -------       --------

Net asset value, end of period                  $   11.48      $   11.89     $   12.91     $   17.80      $ 13.34       $  11.78
                                                =========      =========     =========     =========      =======       ========

Total return(2)                                 (3.45)%**       (7.90)%       (13.87)%       33.43%        20.79%       (26.02)%
                                                =========      =========     =========     =========      =======       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   7,048      $   7,253     $   6,894     $   8,871      $ 8,907       $  9,659
Operating expenses excluding custody earnings
   credit                                         2.54%*         1.85%         1.75%         1.56%         1.50%          1.28%
Operating expenses including
   reimbursement/waiver/custody earnings credit   2.53%*         1.83%         1.72%         1.52%         1.46%          1.26%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   3.14%*         1.90%         1.90%         1.71%         1.65%          1.43%
Net investment loss including
   reimbursement/waiver/custody earnings credit  (1.67)%*       (1.50)%       (1.50)%       (1.36)%       (1.20)%       (1.05)%
Portfolio turnover rate                           35%**           84%           91%           127%         153%           74%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   INSTITUTIONAL CLASS SHARES
                                                                ----------------------------------------------------------------
                                                FOUR MONTH                           YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ----------------------------------------------------------------
                                               12/31/02(1)       2002          2001          2000            1999         1998
                                               -----------       ----          ----          ----            ----         ----
Net asset value, beginning of period            $   12.04      $   13.04     $   17.91     $   13.38       $ 11.79      $  16.61
                                                ---------      ---------     ---------     ---------       -------      --------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                             (0.06)***      (0.16)***     (0.17)***     (0.17)***        (0.54)         (0.17)

Net realized and unrealized gain/(loss) on
   investments                                      (0.37)         (0.84)        (2.25)         4.70          3.01         (3.98)
                                                ---------      ---------     ---------     ---------       -------      --------

Total from investment operations                    (0.43)         (1.00)        (2.42)         4.53          2.47         (4.15)
                                                ---------      ---------     ---------     ---------       -------      --------

LESS DISTRIBUTIONS:

Distributions from capital gains                       --             --         (2.45)           --         (0.88)        (0.67)
                                                ---------      ---------     ---------     ---------       -------      --------

Total distributions                                    --             --         (2.45)           --         (0.88)        (0.67)
                                                ---------      ---------     ---------     ---------       -------      --------

Net asset value, end of period                  $   11.61      $   12.04     $   13.04     $   17.91       $ 13.38      $  11.79
                                                =========      =========     =========     =========       =======      =======

Total return(2)                                 (3.57)%**       (7.67)%       (13.66)%       33.86%         21.04%      (25.95)%
                                                =========      =========     =========     =========       =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $     290      $   3,404     $   5,818     $   6,802       $ 5,011      $  4,054
Operating expenses excluding custody earnings
   credit                                         2.27%*         1.57%         1.47%         1.28%          1.31%         1.19%
Operating expenses including
   reimbursement/waiver/custody earnings credit   2.26%*         1.55%         1.44%         1.24%          1.27%         1.17%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   2.87%*         1.62%         1.62%         1.43%          1.46%         1.34%
Net investment loss including
   reimbursement/waiver/custody earnings credit  (1.40)%*       (1.22)%       (1.22)%       (1.08)%        (1.01)%       (0.96)%
Portfolio turnover rate                            35%**          84%           91%           127%          153%           74%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                    INVESTMENT CLASS SHARES
                                                                ---------------------------------------------------------------
                                                FOUR MONTH                           YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ---------------------------------------------------------------
                                               12/31/02(1)       2002          2001         2000          1999          1998
                                               -----------       ----          ----         ----          ----          ----
Net asset value, beginning of period            $   14.84       $ 15.53       $ 12.31      $ 13.60       $ 13.77       $ 17.25
                                                ---------       -------       -------      -------       -------       -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.04***       0.16***       0.17***      0.18***          0.09          0.36
Net realized and unrealized gain/(loss) on
   investments                                      (0.29)        (0.71)         3.17        (0.98)         0.79         (1.50)
                                                ---------       -------       -------      -------       -------       -------

Total from investment operations                    (0.25)        (0.55)         3.34        (0.80)         0.88         (1.14)
                                                ---------       -------       -------      -------       -------       -------

LESS DISTRIBUTIONS:

Dividends from net investment income                (0.25)        (0.14)        (0.12)       (0.24)        (0.19)        (0.37)
Distributions from capital gains                       --            --            --        (0.25)        (0.86)        (1.97)
                                                ---------       -------       -------      -------       -------       -------

Total distributions                                 (0.25)        (0.14)        (0.12)       (0.49)        (1.05)        (2.34)
                                                ---------       -------       -------      -------       -------       -------

Net asset value, end of period                  $   14.34       $ 14.84       $ 15.53      $ 12.31       $ 13.60       $ 13.77
                                                =========       =======       =======      =======       =======       =======

Total return(2)                                 (1.66)%**       (3.59)%       27.28%       (5.83)%        6.20%        (8.79)%
                                                =========       =======       =======      =======       =======       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)            $  16,245       $20,325       $24,342      $ 7,332       $26,395       $17,602
Operating expenses excluding custody earnings
   credit                                         1.54%*         1.16%         1.24%        1.17%         1.08%         0.85%
Operating expenses including
   reimbursement/waiver/custody earnings credit   1.53%*         1.14%         1.18%        1.15%         1.02%         0.83%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   2.14%*         1.21%         1.39%        1.32%         1.23%         1.00 %
Net investment income including
   reimbursement/waiver/custody earnings credit   0.82%*         1.02%         1.24%        1.51%         1.71%         1.61%
Portfolio turnover rate                            43%**         117%           95%          94%          113%           74%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   INSTITUTIONAL CLASS SHARES
                                                                -------------------------------------------------------------
                                                FOUR MONTH                           YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     -------------------------------------------------------------
                                               12/31/02(1)        2002          2001        2000          1999         1998
                                               -----------        ----          ----        ----          ----         ----
Net asset value, beginning of period            $   14.86       $ 15.53       $ 12.31      $ 13.61       $ 13.76      $ 17.23
                                                ---------       -------       -------      -------       -------      -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.05***       0.20***       0.21***      0.21***          0.14         0.38
Net realized and unrealized gain/(loss) on
   investments                                      (0.28)        (0.71)         3.16        (0.99)         0.77        (1.50)
                                                ---------       -------       -------      -------       -------      -------

Total from investment operations                    (0.23)        (0.51)         3.37        (0.78)         0.91        (1.12)
                                                ---------       -------       -------      -------       -------      -------

LESS DISTRIBUTIONS:
Dividends from net investment income                (0.28)        (0.16)        (0.15)       (0.27)        (0.20)       (0.38)
Distributions from capital gains                       --            --            --        (0.25)        (0.86)       (1.97)
                                                ---------       -------       -------      -------       -------      -------

Total distributions                                 (0.28)        (0.16)        (0.15)      (0.52)         (1.06)       (2.35)
                                                ---------       -------       -------      -------       -------      -------

Net asset value, end of period                  $   14.35       $ 14.86       $ 15.53      $ 12.31       $ 13.61      $ 13.76
                                                =========       =======       =======      =======       =======      =======

Total return(2)                                 (1.57)%**       (3.34)%        27.51%      (5.61)%        6.43%       (8.72)%
                                                =========       =======       =======      =======       =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   9,285       $ 9,570       $14,791      $11,739       $11,627      $10,454
Operating expenses excluding custody earnings
   credit                                         1.28%*         0.92%         1.00%        0.95%         0.85%        0.76%
Operating expenses including
   reimbursement/waiver/custody earnings credit   1.27%*         0.90%         0.94%        0.93%         0.79%        0.74%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   1.88%*         0.97%         1.15%        1.10%         1.00%        0.91%
Net investment income including
   reimbursement/waiver/custody earnings credit   1.08%*         1.26%         1.48%        1.73%         1.94%        1.70%
Portfolio turnover rate                            43%**          117%          95%          94%          113%          74%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     INVESTMENT CLASS SHARES
                                                                ----------------------------------
                                                FOUR MONTH            YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ----------------------------------   PERIOD ENDED
                                               12/31/02(1)       2002          2001         2000      8/31/99(2)
                                               -----------       ----          ----         ----     ------------
Net asset value, beginning of period            $    7.39       $   8.93      $  12.23     $ 10.32     $ 10.00
                                                ---------       --------      --------     -------     -------

INCOME/(LOSS) INVESTMENT OPERATIONS:
Net investment income                             0.01***        0.05***       0.06***     0.06***        0.02
Net realized and unrealized gain/(loss) on
   investments                                      (0.25)         (1.55)        (3.19)       1.91        0.30
                                                ---------       --------      --------     -------     -------

Total from investment operations                    (0.24)         (1.50)        (3.13)       1.97        0.32
                                                ---------       --------      --------     -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income                (0.05)         (0.04)        (0.03)      (0.04)         --
Distributions from capital gains                       --             --         (0.14)      (0.02)         --
                                                ---------       --------      --------     -------     -------

Total distributions                                 (0.05)         (0.04)        (0.17)      (0.06)         --
                                                ---------       --------      --------     -------     -------

Net asset value, end of period                  $    7.10       $   7.39      $   8.93     $ 12.23     $ 10.32
                                                =========       ========      ========     =======     =======

Total return(3)                                 (3.23)%**       (16.95)%      (25.82)%      19.14%     3.20%**
                                                =========       ========      ========     =======     =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  63,224       $ 59,466      $ 83,421     $85,704     $99,986
Operating expenses excluding custody earnings
   credit                                         1.23%*          0.87%         0.67%       0.62%       0.69%*
Operating expenses including
   reimbursement/waiver/custody earnings credit   1.22%*          0.86%         0.64%       0.60%       0.60%*
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   1.23%*          1.01%         0.98%       0.97%       1.33%*
Net investment income including
   reimbursement/waiver/custody earnings credit   0.59%*          0.53%         0.54%       0.54%       0.60%*
Portfolio turnover rate                            6%**            22%            8%         61%         4%**

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) The Wilshire 5000 Index Portfolio Investment Class Shares commenced operations on February 1, 1999.
(3)  Total return represents aggregate total return for the period indicated.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     INVESTMENT CLASS SHARES
                                                                ----------------------------------
                                                FOUR MONTH            YEAR ENDED AUGUST 31,
                                               PERIOD ENDED     ----------------------------------   PERIOD ENDED
                                               12/31/02(1)        2002          2001        2000      8/31/99(2)
                                               -----------        ----          ----        ----     ------------
Net asset value, beginning of period            $    7.41       $   8.95      $  12.25     $ 10.33     $ 10.00
                                                ---------       --------      --------     -------     -------

INCOME/(LOSS) INVESTMENT OPERATIONS:
Net investment income                             0.02***        0.07***       0.09***     0.10***       0.03
Net realized and unrealized gain/(loss) on
   investments                                      (0.26)         (1.54)        (3.19)       1.91        0.30
                                                ---------       --------      --------     -------     -------

Total from investment operations                    (0.24)         (1.47)        (3.10)       2.01        0.33
                                                ---------       --------      --------     -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income                (0.07)         (0.07)        (0.06)      (0.07)         --
Distributions from capital gains                      --              --         (0.14)      (0.02)         --
                                                ---------       --------      --------     -------     -------

Total distributions                                 (0.07)         (0.07)        (0.20)      (0.09)         --
                                                ---------       --------      --------     -------     -------

Net asset value, end of period                  $    7.10       $   7.41      $   8.95     $ 12.25     $ 10.33
                                                =========       ========      ========     =======     =======

Total return(3)                                 (3.18)%**       (16.58)%      (25.56)%      19.45%     3.30%**
                                                =========       ========      ========     =======     =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  15,245       $ 19,999      $ 22,799     $17,651     $   183
Operating expenses excluding custody earnings
   credit                                         0.95%*          0.58%         0.37%       0.37%       0.48%*
Operating expenses including
   reimbursement/waiver/custody earnings credit   0.94%*          0.57%         0.34%         0.35%     0.35*
Operating expenses excluding
   reimbursement/waiver/custody earnings credit   0.95%*          0.72%         0.68%         0.72%     1.32%
Net investment income including
   reimbursement/waiver/custody earnings credit   0.87%*          0.82%         0.84%         0.79%     1.20%*
Portfolio turnover rate                            6%**            22%            8%           61%        4%

-----------------------------
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) The Wilshire 5000 Index Portfolio Investment Class Shares commenced operations on February 1, 1999.
(3)  Total return represents aggregate total return for the period indicated.

          The following notice does not constitute part of and is not incorporated into the prospectus for the Company.


                           WILSHIRE TARGET FUNDS, INC.
                                PRIVACY STATEMENT


At Wilshire Target Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT
We collect and retain nonpublic personal information about you that may include:
     - Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;
     - Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and
     - Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE
We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:
     - Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;
     - Companies that provide services for us to help market our products to you; and
     -    Governmental or other legal agencies, as required by law.
When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY
Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY
Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.

The Wilshire Target Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for
additional copies of this policy.                   ----------------

SHAREHOLDER REPORTS
You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolios' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Portfolios and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS
You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolios by contacting us at:

                           Wilshire Target Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940
                     Or by calling toll free 1-888-200-6796
                            (http://www.wilfunds.com)
                             -----------------------

You can review and copy information about the Portfolios including the annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

- For a duplicating fee, by writing or e-mailing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, e-mail address: publicinfo@sec.gov

- Free from the Commission's EDGAR database on its Internet Website at http://www.sec.gov
     ------------------


                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
--------------------------------------------------------------------------------

PROSPECTUS                         WILSHIRE                         MAY 1, 2003
                           WILSHIRE TARGET FUNDS, INC.

                             QUALIFIED CLASS SHARES
                                       OF
                          WILSHIRE 5000 INDEX PORTFOLIO
                            (HTTP://WWW.WILFUNDS.COM)
-------------------------------------------------------------------------------

     TABLE OF CONTENTS                                                  PAGE
     Introduction ....................................................... 2
     Investment and Risk Summary ........................................ 2
         Main Investment Strategies ..................................... 2
         Who May Want to Invest in the Portfolio......................... 3
         Main Investment Risks .......................................... 3
     Performance and Fee Information..................................... 3
     More Information about Investments and Risks........................ 5
     Management of the Portfolio......................................... 6
     Investment Adviser.................................................. 6
         Investment Sub-Adviser.......................................... 6
         Service and Distribution Plan .................................. 6
     Shareholder Services Plan .......................................... 7
     Shareholder Information............................................. 7
     Purchases and Redemptions of Shares................................. 7
     Dividend and Distribution Information .............................. 7
     Tax Information..................................................... 8
     Financial Highlights ............................................... 9

-------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OF THIS PORTFOLIO OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
-------------------------------------------------------------------------------

                                  INTRODUCTION

This prospectus describes the Qualified Class Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") offered by the Wilshire Target Funds, Inc. (the "Company", "we" or "us").

The Portfolio's investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.

On the following pages you will find important information about the Portfolio and its Qualified Class Shares, including:

- the main investment strategies used by Wilshire and Los Angeles Capital Management and Equity Research ("LACMER") the Portfolio's sub-adviser, in trying to achieve the Portfolio's objective;

-    the main risks of an investment in the Portfolio;

-    the Portfolio's past performance measured on a year-by-year basis; and

-    the fees and expenses that you will pay as a shareholder.

-------------------------------------------------------------------------------
Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Portfolio.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

- Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

- Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

- Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                     WHO MAY WANT TO INVEST IN THE PORTFOLIO

Individuals cannot invest in Qualified Class Shares directly. Qualified Class Shares are available only through a variable annuity contract your employer purchases from an insurance company (an "Insurer").

The Portfolio may appeal to you if:

-    you are a long-term investor or saver;

-    you seek growth of capital;

-    you seek to capture the returns of the entire U.S. equity market;

- you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

- you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

The Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                         PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Qualified Class Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN

2001 (11.56)%
2002 (21.38)%

During the period shown in the bar chart, the highest return for a quarter was 12.22% (quarter ended 12/31/01) and the lowest return for a quarter was (16.83)% (quarter ended 09/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                   SINCE
                                                     1 YEAR     INCEPTION(1)
                                                     ------     ------------
Qualified Class Shares                              (21.38)%      (14.46)%
Wilshire 5000 Index (2)                             (20.86)%      (10.54)%

(1) Inception date (commencement of investment operations) of the Qualified Class of Shares was May 25, 2000.
(2) Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.

                 FEES AND EXPENSES OF THE QUALIFIED CLASS SHARES

This table shows the fees and expenses you may pay when you buy and hold Qualified Class Shares of the Portfolio. These fees and expenses do not reflect expenses imposed by separate accounts of the Insurers through which an investment in the Portfolio is made. See your employer's variable annuity contract disclosure document for a description of those contract charges and expenses.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                           QUALIFIED CLASS
                                                           ---------------
Management Fees                                                 0.10%
Distribution and Service (12b-1) Fees                           0.25%
                                                                -----
Other Expenses                                                  1.00%
Total Annual Portfolio Operating Expenses                       1.35%
                                                                =====

EXAMPLE:

This example helps you to compare the cost of investing in the Qualified Class Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                                        QUALIFIED CLASS
                                                        ---------------
1  Year                                                      $137
3  Years                                                     $428
5  Years                                                     $739
10 Years                                                   $1,624

                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

LACMER manages the Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Portfolio expenses) through statistical sampling procedures. LACMER does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LACMER expects the correlation between the performance of the Index and the Portfolio to be over 0.95 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance may be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Portfolio shares.

                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolio involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.

INDEX RISK. There is a risk that the Portfolio's performance may not match the Index exactly. Unlike the Index, the Portfolio incurs administrative expenses and transaction costs in trading stocks. The Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index.

                           MANAGEMENT OF THE PORTFOLIO

                               INVESTMENT ADVISER

Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2003, managed approximately $7 billion in assets.

Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level professionals, many of whom are principals of the firm, with significant investment experience.

As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. On March 29, 2002, the stockholders of the Company approved a new advisory agreement between the Company and Wilshire (the "Agreement"), which permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval.

                             INVESTMENT SUB-ADVISERS

The Securities and Exchange Commission (the "SEC") has issued an Order to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire has entered into a sub-advisory agreement with LACMER to manage the Portfolio subject to the supervision of Wilshire and the Company's Board of Directors. Thomas D. Stevens, the President of LACMER, is the primary portfolio manager of the Portfolio. From 1980 until LACMER was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LACMER, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2003 managed approximately $2 billion in assets.

                          SERVICE AND DISTRIBUTION PLAN

The Portfolio has adopted a Service and Distribution Plan for its Qualified Class Shares (the "Plan"). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of those shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations, and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

                            SHAREHOLDER SERVICES PLAN

The Portfolio has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain shareholder services provided by Insurers or other financial intermediaries.

                             SHAREHOLDER INFORMATION

                       PURCHASES AND REDEMPTIONS OF SHARES

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an Insurer with which the Portfolio has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer's contract disclosure document.

Qualified Class Shares of the Portfolio are offered to Insurers without a sales charge. Each Insurer submits purchase and redemption orders to the Portfolio on a daily basis. Insurers may purchase shares on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares, if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates. When an Insurer purchases Qualified Class Shares of the Portfolio, the price it pays per share is the net asset value of the shares next determined after we receive its purchase order. Similarly, the price an Insurer receives when it redeems shares is the net asset value of the shares next determined after we receive the redemption request. We calculate the net asset value per share of each class of the Portfolio at the close of business of the NYSE on each business day. Net asset value is calculated by adding the value of the individual securities held by the Portfolio and attributable to the Qualified Class Shares, subtracting the liabilities of the Qualified Class Shares, and dividing by the total number of Qualified Class Shares outstanding. We value each individual security by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined by or under the direction of the Board of Directors of the Company.

                      DIVIDEND AND DISTRIBUTION INFORMATION

The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends and capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Qualified Class Shares of the Portfolio. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Portfolio.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an Insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                 TAX INFORMATION

The Portfolio ordinarily declares and distributes net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions to Insurers from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. The Portfolio intends to distribute substantially all of its net investment income and net realized securities gains on a current basis. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer's contract disclosure document for a discussion of the impact on you of income taxes an Insurer may owe as a result of its ownership of shares of the Portfolio, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of an Insurer's investment in the Portfolio.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Qualified Class Shares were first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               QUALIFIED CLASS SHARES
                                                                               ----------------------
                                                                 FOUR
                                                                 MONTH
                                                                PERIOD         YEAR ENDED AUGUST 31,       PERIOD
                                                                ENDED          ---------------------       ENDED
                                                              12/31/02(1)       2002           2001      8/31/00(2)
                                                              ----------        ----           ----      ----------
Net asset value, beginning of  period                           $7.36          $ 8.90        $ 12.23      $ 10.94
                                                                -----          ------        -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                            0.01***         0.04***        0.05***       0.09***
Net realized and unrealized gain/(loss) on investments          (0.25)          (1.54)         (3.19)         1.20
                                                                -----          ------         ------        ------

Total from investment operations                                (0.24)          (1.50)         (3.14)         1.29
                                                                -----          ------         ------        ------

LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.03)          (0.04)         (0.05)          --
Distributions from capital gains                                  --              --           (0.14)          --
                                                                -----          ------         ------        ------
                                                                                              -----

Total distributions                                             (0.03)          (0.04)         (0.19)          --
                                                                -----          ------         ------        ------
Net asset value, end of period                                  $7.09          $ 7.36         $ 8.90        $12.23
                                                                =====          ======         ======        ======

Total return3                                                   (3.22)%**      (16.93)%       (25.90)%       11.79%**
                                                                =====          ======         ======         =====

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $1,730          $2,073         $1,770        $1,158
Operating expenses excluding custody earnings credit             1.35%*          0.98%          0.77%         0.62%*
Operating expenses including
  Reimbursement/waiver/custody earnings credit                   1.34%*          0.97%          0.74%         0.60%*
Operating expenses excluding
  Reimbursement/waiver/custody earnings credit                   1.35%*          1.12%          1.08%         0.97%*
 Net investment income including
   Reimbursement/waiver/custody earnings credit                  0.47%*          0.42%          0.44%         0.54%*
Portfolio turnover rate                                             6%**           22%             8%           61%**

*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) The Wilshire 5000 Index Portfolio Qualified Class Shares commenced operations on May 25, 2000.
(3) Total return represents aggregate total return for the period indicated.

           The following notice does not constitute part of and is not incorporated into the prospectus.

                           WILSHIRE TARGET FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Target Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT

We collect and retain nonpublic personal information about you that may include:

- Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

- Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

- Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

- Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

-    Companies that provide services for us to help market our products to you;
     and

-    Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.

The Wilshire Target Funds, Inc. value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS

You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION  ("SAI")

The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS

You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolio by contacting us at:

                           Wilshire Target Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940
                     Or by calling toll free 1-888-200-6796
                              (http://www.wilfunds.com)
                              ------------------------

You can review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

- For a duplicating fee, by writing or e-mailing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, e-mail address: publicinfo@sec.gov.

- Free from the Commission's EDGAR database on its Internet Website at http://www.sec.gov
     ------------------

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
-------------------------------------------------------------------------------

                           WILSHIRE TARGET FUNDS, INC.

                          WILSHIRE 5000 INDEX PORTFOLIO

                           HORACE MANN CLASS OF SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                            (http://www.wilfunds.com)

                                   MAY 1, 2003

This Statement of Additional Information ("SAI") provides supplementary information for the Horace Mann Class of Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") of Wilshire Target Funds, Inc. (the "Company").

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Horace Mann Class of Shares of the Portfolio dated May 1, 2003 and is incorporated by reference in its entirely into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2002 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at:
Wilshire Target Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 877-720-3701.

                                TABLE OF CONTENTS

The Portfolio                                                  2
Investment Policies and Risks                                  2
Investment Restrictions                                        8
Directors and Officers                                         9
Principal Holders of Securities                                12
Investment Advisory and Other Services                         12
Code of Ethics                                                 18
Portfolio Transactions                                         19
Net Asset Value                                                20
Purchase and Redemption of Shares                              20
Dividends, Distribution and Taxes                              22
Performance Information                                        25
Other Information                                              27
Financial Statements                                           27

                                  THE PORTFOLIO

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Horace Mann Class of Shares of the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LACMER") serves as the Sub-Adviser for the Portfolio. Terms not defined in this SAI have the meanings assigned to them in the Prospectus.

Horace Mann Class of Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. ("Horace Mann"). Horace Mann is a registered broker/dealer with the National Association of Securities Dealers and a wholly-owned subsidiary of the Horace Mann Educators Corporation.

                          INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. GOVERNMENT SECURITIES. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers under agreement. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. The Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by LACMER to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

DERIVATIVES. The Portfolio may invest, to a limited extent, in "derivatives". These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss.

The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Wilshire and LACMER will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Although the Portfolio will not be a commodity pool, derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in certain derivatives. The Portfolio may invest in stock index futures contracts for hedging purposes without limit. However, the Portfolio may not invest in such contracts for other purposes if the aggregate notional value of the unexpired commodity options, other than for bona fide hedging purposes, exceeds 50% of the value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the limitation.

FUTURES TRANSACTIONS. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of Wilshire and LACMER to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or the Wilshire 5000 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

OTHER DERIVATIVES. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

FOREIGN SECURITIES. The Portfolio may include securities of the foreign issuers included in the Wilshire 5000 Index. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

PREFERRED STOCK. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 5% of its assets in convertible securities when its appears to Wilshire and LACMER that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, Wilshire and LACMER place primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:

1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.


                                                                   NUMBER OF
                                                                   PORTFOLIOS
                            TERM OF                                 IN FUND
NAME, AGE, ADDRESS(1)    OFFICE(2) AND                              COMPLEX         OTHER TRUSTEESHIPS/
AND POSITION(S)         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)   OVERSEEN          DIRECTORSHIPS
WITH THE FUND               SERVED         DURING PAST 5 YEARS     BY DIRECTOR       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------
                 DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
-------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman        Since 1996     Principal, 2/94-present,      Five     Director, 5/00-present,
(71)                                   Pension Investment                     Forward Funds; Trustee,
Director                               Consulting (pension                    5/98-present, PCG Private
                                       consulting firm).                      Equity Fund; Trustee,
                                                                              5/95-present, Brandes
                                                                              Institutional International
                                                                              Fund (registered investment
                                                                              companies).  Director,
                                                                              5/94-present, RREEF America
                                                                              REIT (real estate investment
                                                                              trust); Trustee,
                                                                              3/94-present, Pacific Gas &
                                                                              Electric Nuclear
                                                                              Decommissioning Trust (trust
                                                                              fund for decommissioning
                                                                              nuclear power plants);
                                                                              Treasurer, 10/00-6/01,
                                                                              University of California
                                                                              Regents Investment Management

Cynthia A. Hargadon     Since 1998     Senior Consultant, 5/02-      Five     Trustee, 1992-present,
(47)                                   present, SPG & Associates              America Investment Trust
Director                               (consulting firm);                     (registered investment
                                       President, 5/00-5/02,                  company).
                                       Potomac Asset Management;
                                       Director of Investments,
                                       7/98-5/00, National
                                       Automobile Dealers
                                       Association;  President, 11/96-


                                                                   NUMBER OF
                                                                   PORTFOLIOS
                            TERM OF                                 IN FUND
NAME, AGE, ADDRESS(1)    OFFICE(2) AND                              COMPLEX         OTHER TRUSTEESHIPS/
AND POSITION(S)         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)   OVERSEEN          DIRECTORSHIPS
WITH THE FUND               SERVED         DURING PAST 5 YEARS     BY DIRECTOR       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------
                                       7/98, Stable Value Investment
                                       Association.

Anne L. Wexler          Since 1996     Chairman, 1/81-present,       Five     Director, 8/94-present,
(72)                                   Wexler Walker Public                   Dreyfus Florida Intermediate
Director                               Policy (government                     Municipal Bond Fund,
                                       relations firm).                       Dreyfus Florida Municipal
                                                                              Money Market Fund, Dreyfus
                                                                              Global Growth, LP, Dreyfus
                                                                              Investors GNMA Fund, Dreyfus
                                                                              New Jersey Municipal Bond
                                                                              Fund, Inc.,  Dreyfus New
                                                                              York Insured Tax Exempt Bond
                                                                              Fund, Dreyfus Strategies
                                                                              Growth LP, Dreyfus 100% US
                                                                              Treasury Intermediate Term
                                                                              Fund, Dreyfus 100% US
                                                                              Treasury Long Term Fund,
                                                                              Dreyfus 100% US Treasury
                                                                              Money Market Fund, Dreyfus
                                                                              100% US Treasury Short Term
                                                                              Fund; 5/91-present;
                                                                              Director, Premier Global
                                                                              Investing, Inc., Director,
                                                                              8/91 - present, Dreyfus
                                                                              Edison Electrical Fund,
                                                                              Inc., Dreyfus Life and
                                                                              Annuity Index Fund, Inc.,
                                                                              Peoples Index Fund, Inc.;
                                                                              Director, 6/91-present,
                                                                              Peoples S&P Midcap Index
                                                                              Fund, Inc. (registered
                                                                              investment companies).
                                                                              Director, 3/91-present,
                                                                              Comcast (cable provider).
                                                                              Director, 01/01-present,
                                                                              Methanex Corp. (methanol
                                                                              producer).

                  DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY(3)
-------------------------------------------------------------------------------------------------------------
Michael P.              Since 2002     Chairman, Director,           Five     None
O'Keeffe, CFA                          4/02-present, Wilshire
(43)                                   Target Funds, Inc.;
Chairman/Director                      Managing Director,
                                       7/00-present, Wilshire
                                       Associates Inc.; Vice
                                       President, 7/90-7/00,
                                       Wilshire Associates Inc.

Stephen L. Nesbitt      Since 2002     Director, 4/02-present,       Five     Director, 1/90-present,
(49)                                   Wilshire Target Funds,                 Wilshire Associates Inc.;
Director                               Inc.; Managing Director,               Director, 2/97-present,
                                       7/00-present, Wilshire                 Wilshire Global Advisors.
                                       Associates Inc.; Senior
                                       Vice President,
                                       1/91-7/00, Wilshire
                                       Associates Inc.

                                   OFFICERS WHO ARE NOT DIRECTORS
-------------------------------------------------------------------------------------------------------------
Thomas M. Goodrum,      Since 2003     President, 3/03-present,       N/A     N/A
Jr., CFA                               Wilshire Target Funds,
(34)                                   Inc.; Vice President and
President                              Principal, 1/95-present,
                                       Wilshire Associates Inc.;
                                       Senior Associate,
                                       12/97-12/99, Wilshire
                                       Associates Inc.

Helen E. Webb           Since 2003     Treasurer, 3/03-present,       N/A     N/A
(35)                                   Wilshire Target Funds,
Treasurer                              Inc.; Vice President,
                                       2/03-present, Wilshire
                                       Associates Inc.;
                                       Associate Director,
                                       4/01-2/03, First Quadrant
                                       LP; Associate
                                       Director/Compliance
                                       Officer, 12/98-4/01,
                                       First Quadrant Limited.

Alan L. Manning         Since 1997     Secretary, 3/97-present,       N/A     N/A
(53)                                   Wilshire Target Funds,
Secretary                              Inc.; Secretary,
                                       3/93-present, Wilshire
                                       Associates Inc.;
                                       Vice President, General
                                       Counsel, 6/84-present,
                                       Wilshire Associates Inc.

(1) If necessary, each Director may be contacted by writing to the Company, c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

(2) Directors hold office until they resign or their successors have been elected and qualified.

(3) Messrs. Nesbitt and O'Keeffe are each "interested" Directors of the Company, as defined by the 1940 Act, by reason of their positions with Wilshire.

COMMITTEES

The Board has an Audit Committee, comprised of DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the independent auditors, pre-approves all audit and permitted non-audit services provided by the independent auditors to the Company, reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Portfolio's financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2002, there were three meetings of the Audit Committee. On March 31, 2003, the Board of Directors designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating Committee comprised of Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the 12 months ended December 31, 2002, there was one meeting of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2002.

DISINTERESTED DIRECTORS

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                                  None
Cynthia A. Hargadon        None                                                  None
Anne L. Wexler             $1-$10,000 in Wilshire 5000 Index Portfolio           $1-$10,000

INTERESTED DIRECTORS

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------
Stephen L. Nesbitt         Over $100,000 in Wilshire 5000 Index Portfolio        Over $100,000
Michael P. O'Keeffe        $10,001-$50,000 in Wilshire 5000 Index Portfolio      $10,001-$50,000

With respect to the Directors who are not "interested persons" of the Company as defined in the 1940 Act, as of December 31, 2002, neither they or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LACMER, Putnam, GMO, Alliance or PFPC Distributors, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LACMER, Putnam, GMO, Alliance or PFPC Distributors.

COMPENSATION

The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2002. The Company does not compensate the officers for the services they provide.

DISINTERESTED DIRECTORS

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
-------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman                   $13,000                  $0                     $0                 $13,000
Cynthia A. Hargadon                $13,000                  $0                     $0                 $13,000
Anne L. Wexler                     $13,000                  $0                     $0                 $13,000

INTERESTED DIRECTORS

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
-------------------------------------------------------------------------------------------------------------------
Stephen L. Nesbitt                    $0                    $0                     $0                    $0
Michael P. O'Keeffe                   $0                    $0                     $0                    $0

* The total amount compensated to the Director for his or her service on the Company's Board and the Board of any other investment company in the fund complex.

                         PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Horace Mann Class of Shares of the Portfolio as of March 31, 2003. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2003 the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.

SHAREHOLDERS                                               PERCENTAGE OWNED
------------                                               ----------------

Rebecca C. Schoen                                               6.01%
PO Box 7921
Eugene, OR 97401-0036

                     INVESTMENT ADVISORY AND OTHER SERVICES

EXPENSES. From time to time, Wilshire or PFPC Inc., the Company's administrator and transfer agent ("PFPC"), may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

INVESTMENT ADVISORY AGREEMENT AND FEES. Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of each such Portfolio. All advisory fees are accrued daily. For the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, the advisory fees for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentage of net assets (net of waivers) were as follows:

                       ADVISORY FEE       REDUCTION IN FEE     NET FEE PAID     % OF AVERAGE
                          PAYABLE                                                 NET ASSETS
2000                      $107,392           $107,392             $0                0.00%
2001                      $109,773           $109,773             $0                0.00%
2002                      $109,045           $41,771              $67,274           0.06%
9/1/02-12/31/02*          $27,468            $0                   $27,468           0.10%

* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that the Adviser will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

INVESTMENT SUB-ADVISORY AGREEMENT AND FEES. Under the terms of the Investment Sub-Advisory Agreement between the Company and LACMER (the "Sub-Advisory Agreement"), LACMER manages the Portfolio, subject to the supervision of the Board of Directors and Wilshire.

Under the Sub-Advisory Agreement, the fees payable to LACMER with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio.

For the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal year ending August 31, 2002, the sub-advisory fees paid to LACMER with respect to the Portfolio and the corresponding percentage of net assets were as follows:

                                   SUB-ADVISORY         % OF AVERAGE NET
                                    FEE PAID                 ASSETS
        2002                           $324                  0.05%
        9/1/02-12/31/02*               $233                  0.05%

* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

LACMER is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LACMER.

LACMER will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LACMER of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard for obligations. LACMER will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LACMER to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement which is not settled by agreement of the parties will be settled by arbitration.

The Sub-Advisory Agreement will continue in force until March 31, 2004, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreement. Thereafter the Sub-Advisory Agreement will continue in force from year to year with respect to the Portfolio so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

BOARD APPROVAL OF AGREEMENTS. On January 25, 2002, the Board of Directors of the Company, including the Directors who were not "interested persons" of the Company as defined in the 1940 Act, approved the Advisory Agreement with Wilshire and the Sub-Advisory Agreement with LACMER, subject to approval of the shareholders of the Portfolio. The shareholders of the Portfolio approved the Agreements at meetings held on March 27, 2002 and March 29, 2002.

In approving the Agreement, the Directors took into account all factors which they deemed relevant, including (1) the recent investment performance of the Portfolios compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (2) the advisory fees and other expenses that would be paid by the Portfolios compared to those of similar funds managed by other investment advisers; (3) the nature and extent of services to be furnished by Wilshire; and (4) the ability of Wilshire to retain and attract capable personnel to serve the Portfolios.

In considering the Advisory Agreement, the Board concluded that the performance of the Portfolio had satisfactorily met the Portfolio's investment objectives. The Directors noted that stockholders of the Portfolio would be subject to a significant potential increase in advisory fees compared to the advisory agreement previously in effect (which did not contemplate the retention of sub-advisers). However, the Board noted the considerable experience of the Adviser in researching, selecting and monitoring sub-advisers, and determined that the increased fees were fair and reasonable compensation for the services to be provided by the Adviser and were competitive with fees paid by other similar mutual funds to high-quality managers. The Board also considered the Adviser's agreement to waive any fee increases until the later of August 31, 2002 or such time as the Adviser and a majority of the independent Directors conclude that any increase is merited in view of the retention of additional sub-advisers or other future developments. In addition, the Board considered the overall high quality and depth of the Adviser's organization in general and of the individuals providing services to the Portfolios, as well as the Adviser's substantial experience working with other investment management organizations.

In considering the Sub-Advisory Agreement, the Directors noted that LACMER was a newly organized registered investment adviser without a prior record of providing services to investment companies and other clients. However, after reviewing the financial statements of LACMER and the experience and qualifications of its officers and employees, the Directors concluded that LACMER would be able to provide satisfactory services to the Portfolio. In that connection, they noted that the investment management personnel who had managed the Portfolio on behalf of Wilshire since the inception of the Portfolio would continue to provide high-quality portfolio management services to the Portfolio as employees of LACMER. The Directors also determined that the fees under the Sub-Advisory Agreement were fair and reasonable compensation for the services to be provided by LACMER, and were competitive with fees paid by other similar mutual funds to other advisers.

STOCKHOLDER APPROVAL OF SUB-ADVISORY AGREEMENT. The SEC has issued an Order to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire allocates portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitors the performance of each portion of a portfolio and each portfolio as a whole; and terminates sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser includes (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29, 2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

SERVICES AGREEMENT. Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, with PFPC. PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC furnishes Wilshire with clerical help, accounting, data processing, internal auditing, legal services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; provides sales literature review and recommendations for compliance with the National Association of Securities Dealers, Inc. ("NASD") and SEC rules and regulations; prepares training materials for use by personnel of the Company or Wilshire; prepares ongoing compliance updates; coordinates the registration of the

Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials with regard to sales and other distribution related data reasonably requested by the Company's Board of Directors; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The Services Agreement had an initial three year term and, upon the expiration date of the initial term, the Services Agreement will automatically renew for successive terms of three years each, unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the initial term or the then current renewal term.

For the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2000, August 31, 2001 and August 31, 2002 the accounting and administration fees payable to PFPC, the reductions attributable to voluntary waivers, and the net fees paid with respect to the Portfolio are as follows:

                                 ADMINISTRATION AND      REDUCTION IN FEE       NET FEE PAID
                               ACCOUNTING FEE PAYABLE
--------------------------------------------------------------------------------------------
2000                                  $185,999               $185,999                $0
2001                                  $189,660               $189,660                $0
2002                                  $194,568               $83,034              $111,534
9/1/02-12/31/02*                       $51,563                  $0                $51,563

* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

SERVICE AND DISTRIBUTION PLAN. The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class of Shares of the Portfolio by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Horace Mann Class of Shares of the Portfolio will reimburse PFPC Distributors for its shareholder services expenses (the "Shareholder Services Fee") at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class of shares. The Shareholder Services Fee shall be accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Horace Mann Class of Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Horace Mann Class of Shares of the Portfolio. The Plan may be terminated at any time with respect to the Horace Mann Class of Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class of Shares of the Portfolio. Amounts spent on behalf of the Horace Mann Class of Shares of the Portfolio pursuant to such Plan during the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal year ended August 31, 2002, are set forth below.

                        PRINTING     COMPENSATION TO    COMPENSATION TO     OTHER         TOTAL
                                     BROKERS-DEALERS    SALES PERSONNEL
------------------------------------------------------------------------------------------------
2002                    $0           $5,672             $0                  $0            $5,672
9/1/02-12/31/02*        $0           $1,251             $0                  $0            $1,251

* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

TRANSFER AND DIVIDEND DISBURSING AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.

COUNSEL. Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the independent Directors.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as auditor for the Company.

                                 CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Wilshire, LACMER and PFPC Distributors have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

                             PORTFOLIO TRANSACTIONS

LACMER supervises the placement of orders on behalf of the Portfolio for the purchase or sale of portfolio securities. In this capacity, Wilshire ensures that LACMER allocates portfolio transactions among broker-dealers in the best judgment of Wilshire and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by LACMER and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to Wilshire in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LACMER in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Although LACMER makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LACMER buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LACMER, it allocates available investments by such means as, in its judgment, result in fair treatment. LACMER aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LACMER attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, LACMER will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that LACMER determines that such brokers or dealers will provide best execution in view of such other benefits.

For the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2000, 2001 and 2002, the Portfolio paid total brokerage commissions of $7,882, $81,317, $41,626 and $38,760, respectively.

As of December 31, 2002, the Portfolio held the following securities of its regular brokers or dealers as follows:

BROKERS OR DEALERS                                             MARKET VALUE
------------------                                             ------------
Fidelity Bankshares, Inc                                       $3,580

No brokerage commissions were paid to the PFPC's Distributors. There were no spreads or concessions on principal transactions for any such period.

                                 NET ASSET VALUE

The net asset value per share of each class of the Portfolio is calculated as of the close of regular trading of the NYSE, 4 p.m. (EST), on each day the NYSE is open for trading.

The Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, the last sale price on the securities exchange or national securities market on which such securities primarily are traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each class of shares of each Portfolio. In the event that the market price of a security is not readily available, Wilshire and the Portfolio's Sub-Advisers will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time shall be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and each Sub-Adviser will provide to the Board (i) a list of securities held by each Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, LACMER and the Valuation Committee complied with the Company's valuation procedures.

                        PURCHASE AND REDEMPTION OF SHARES

The following information supplements should be read in conjunction with the sections in the Prospectus entitled "How to Purchase Portfolio Shares" and "How to Sell Portfolio Shares."

THE DISTRIBUTOR. PFPC Distributors, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Horace Mann Class Shares of the Portfolio are continuously offered at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

IN-KIND PURCHASES. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Portfolio as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Portfolio will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.

SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000 or, if proceeds are to be paid to someone other than the registered holder of shares or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                        DIVIDENDS, DISTRIBUTION AND TAXES

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distribution Information" and "Tax Information.

REGULATED INVESTMENT COMPANIES

The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal period ended December 31, 2002 and intends to meet the same qualifications for the fiscal year ended December 31, 2003. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

Because the Portfolio is established in part as an investment for certain insurance variable annuity contacts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolio intends to make timely distributions of their income in compliance with these requirements and anticipate that it will not be subject to the excise tax.

Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Portfolio is derived from dividends on common or preferred stock of domestic corporations. Dividend income earned by the Portfolio will be eligible for the dividends received deduction only if the Portfolio has satisfied a 46-day holding period requirement (described below) with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Portfolio for not less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend (91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend with respect to the dividend in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% (20% on property sold after July 28, 1997 that was held more than 18 months) for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of the Portfolio.

Any loss realized on a sale, redemption or exchange of shares of the Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

HEDGING TRANSACTIONS

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, the Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

OTHER TAX INFORMATION

The Portfolio may be required to withhold for U.S. Federal income taxes 30%, of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolio for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.

CAPITAL LOSS CARRY FORWARDS

On December 31, 2002 the Portfolio had available for Federal income tax purposes unused capital losses as follows:

                                                      EXPIRING DECEMBER 31,
                                                      ---------------------
                                          2008              2009               2010
                                          ----              ----               ----
Wilshire 5000 Index Portfolio           $343,818         $1,775,025        $8,232,611

                             PERFORMANCE INFORMATION

For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolio. "Total return" is the change in value of an investment in the Portfolio for a specified period. The "average annual total return" of the Portfolio is the average annual compound rate of return in an investment in the Portfolio assuming the investment has been held for one, five, and ten year periods (or the life of the Portfolio if shorter).

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management and is also affected by operating expenses, market conditions and the risks associated with a Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Portfolio, including data from the Wilshire 5000 Index, Lipper Analytical Services,

Inc., the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

AVERAGE ANNUAL TOTAL RETURN

From time to time the Portfolio may advertise its total returns for prior periods. The Portfolio's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Portfolio's inception). The Portfolio's total return for such a period is computed by determining, through the use of a formula prescribed by the SEC shown below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase Portfolio shares is assumed to have been paid. This calculation can be expressed as follows:

                                         n
                                 P(1 + T)  = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). These calculations will reflect the deduction of the maximum sales charges and annual Portfolio operating expenses.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in the Portfolio over periods of one, five and ten years and since inception (up to the life of the Portfolio), that would equate the initial amount invested to the ending value, according to the following formula:

                                         n
                                P (1 + T)  = ATV
                                                D

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV SUB (D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion), after taxes on Portfolio distributions but not after taxes on redemption).

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in the Portfolio over periods of one, five and ten years and since inception (up to the life of the Portfolio), that would equate the initial amount invested to the ending value, according to the following formula:

                                        n
                               P (1 + T)  = ATV
                                               DR

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATV SUB (DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion), after taxes on

Portfolio distributions and redemption).

CUMULATIVE TOTAL RETURN

The Portfolio may also quote the cumulative total returns in addition to the average annual total returns. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

The Portfolio's average annual total returns (not annualized) for the periods ended December 31, 2002 were as follows:

                                               1 YEAR            SINCE INCEPTION
                                               ------            ---------------
Horace Mann Class of Shares*                   (9.62)%             (21.30)%

* Horace Mann Class of Shares commenced operations on December 13, 1999.

The Portfolio's average annual total returns after taxes on distribution for the periods ended December 31, 2002 were as follows:

                                               1 YEAR            SINCE INCEPTION
                                               ------            ---------------
Horace Mann Class of Shares*                   (21.51)%            (10.03)%

The Portfolio's average annual total returns after taxes on distribution and redemption for the periods ended December 31, 2002 were as follows:

                                               1 YEAR            SINCE INCEPTION
                                               ------            ---------------
Horace Mann Class of Shares*                   (13.08)%            (7.68)%

                                OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares.

Each share of the Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all its shareholders.

                              FINANCIAL STATEMENTS

The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal period ended December 31, 2002 is incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE TARGET FUNDS, INC.

                         LARGE COMPANY GROWTH PORTFOLIO
                          LARGE COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY VALUE PORTFOLIO
                          WILSHIRE 5000 INDEX PORTFOLIO

                             INVESTMENT CLASS SHARES
                           INSTITUTIONAL CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                            (http://www.wilfunds.com)

                                   MAY 1, 2003

This Statement of Additional Information ("SAI") provides supplementary information for the investment portfolios of Wilshire Target Funds, Inc. ("Company"): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Wilshire 5000 Index Portfolio (each a "Portfolio" and collectively the "Portfolios").

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2003 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolios' Annual Report for the fiscal year ended December 31, 2002 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at: Wilshire Target Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 888-200-6796.

                                TABLE OF CONTENTS

The Portfolios                                                               2
Investment Policies and Risks                                                2
Investment Restrictions                                                      8
Directors and Officers                                                       9
Principal Holders of Securities                                              12
Investment Advisory and Other Services                                       15
Code of Ethics                                                               25
Portfolio Transactions                                                       25
Net Asset Value                                                              27
Purchase of Portfolio Shares                                                 28
Redemption of Portfolio Shares                                               29
Shareholder Services                                                         30
Dividends, Distribution and Taxes                                            31
Performance Information                                                      34
Other Information                                                            37
Financial Statements                                                         37

                                 THE PORTFOLIOS

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 Index Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolios and Los Angeles Capital Management and Equity Research ("LACMER"), Putnam Advisory Company, LLC ("Putnam"), Grantham, Mayo, Van Otterloo & Co, LLC ("GMO"), and Alliance Capital Management, LP ("Alliance" and together with LACMER, Putnam and GMO, the "Sub-Advisers") serve as the Sub-Advisers for the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

                          INVESTMENT POLICIES AND RISKS

All Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. GOVERNMENT SECURITIES. Each Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

LENDING PORTFOLIO SECURITIES. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers under agreement. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

ZERO COUPON SECURITIES. Each Portfolio, except the Wilshire 5000 Index Portfolio, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by LACMER to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

DERIVATIVES. Each Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Wilshire 5000 Index Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Wilshire and LACMER will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Although no Portfolio will be a commodity pool, derivatives subject a Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in certain derivatives. Each Portfolio may invest in stock index futures contracts for hedging purposes without limit. However, no Portfolio may invest in such contracts for other purposes if the aggregate notional value of the unexpired commodity options, other than for bona fide hedging purposes, exceeds 50% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the limitation.

FUTURES TRANSACTIONS. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio's net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.

Successful use of futures by a Portfolio also is subject to the ability of Wilshire and the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or the Wilshire 5000 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

OTHER DERIVATIVES. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolios or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

FOREIGN SECURITIES. Each Portfolio may include securities of the foreign issuers included in the Wilshire 5000 Index. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

PREFERRED STOCK. The Wilshire 5000 Index Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES. The Wilshire 5000 Index Portfolio may invest up to 5% of its assets in convertible securities when its appears to Wilshire and LACMER that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, Wilshire and LACMER place primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. The Wilshire 5000 Index Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of each Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio's total assets will not result in a violation of the percentage limitations. No Portfolio may:

1. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of a Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. No Portfolio may:

1. Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

     NAME, AGE,                TERM OF
     ADDRESS(1) AND         OFFICE(2) AND                                   NUMBER OF PORTFOLIOS      OTHER TRUSTEESHIPS/
     POSITION(S) WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX            DIRECTORSHIPS
     THE FUND                  SERVED            DURING PAST 5 YEARS        OVERSEEN BY DIRECTOR        HELD BY DIRECTOR

                                      DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

     DeWitt F. Bowman      Since 1996          Principal, 2/94-present,     Five                      Director, 5/00-present,
     (71)                                      Pension Investment                                     Forward Funds; Trustee,
     Director                                  Consulting (pension                                    5/98-present, PCG Private
                                               consulting firm).                                      Equity Fund; Trustee,
                                                                                                      5/95-present, Brandes
                                                                                                      Institutional International
                                                                                                      Fund (registered investment
                                                                                                      companies).  Director,
                                                                                                      5/94-present, RREEF America
                                                                                                      REIT (real estate investment
                                                                                                      trust); Trustee,
                                                                                                      3/94-present, Pacific Gas &
                                                                                                      Electric Nuclear
                                                                                                      Decommissioning Trust (trust
                                                                                                      fund for decommissioning
                                                                                                      nuclear power plants);
                                                                                                      Treasurer, 10/00-6/01,
                                                                                                      University of California
                                                                                                      Regents Investment Management

     Cynthia A. Hargadon   Since 1998          Senior Consultant, 5/02-     Five                      Trustee, 1992-present,
     (47)                                      present, SPG & Associates                              America Investment Trust
     Director                                  (consulting firm);                                     (registered investment
                                               President, 5/00-5/02,                                  company).
                                               Potomac Asset Management;
                                               Director of Investments,
                                               7/98-5/00, National
                                               Automobile Dealers
                                               Association;  President,
                                               11/96-7/98, Stable Value
                                               Investment Association.

     Anne L. Wexler        Since 1996          Chairman, 1/81-present,      Five                      Director, 8/94-present,
     (72)                                      Wexler Walker Public                                   Dreyfus Florida Intermediate
     Director                                  Policy (government                                     Municipal Bond Fund,
                                               relations firm).                                       Dreyfus Florida Municipal
                                                                                                      Money Market Fund, Dreyfus
                                                                                                      Global Growth, LP, Dreyfus
                                                                                                      Investors GNMA Fund, Dreyfus
                                                                                                      New Jersey Municipal Bond
                                                                                                      Fund, Inc.,  Dreyfus New
                                                                                                      York Insured Tax Exempt Bond
                                                                                                      Fund, Dreyfus Strategies
                                                                                                      Growth LP, Dreyfus 100% US
                                                                                                      Treasury Intermediate Term
                                                                                                      Fund, Dreyfus 100% US
                                                                                                      Treasury Long Term Fund,
                                                                                                      Dreyfus 100% US Treasury
                                                                                                      Money Market Fund, Dreyfus
                                                                                                      100% US Treasury Short Term
                                                                                                      Fund; 5/91-present;
                                                                                                      Director, Premier Global
                                                                                                      Investing, Inc., Director,
                                                                                                      8/91 - present, Dreyfus
                                                                                                      Edison Electrical Fund,
                                                                                                      Inc., Dreyfus Life and
                                                                                                      Annuity Index Fund, Inc.,
                                                                                                      Peoples Index Fund, Inc.;
                                                                                                      Director, 6/91-present,
                                                                                                      Peoples S&P Midcap Index
                                                                                                      Fund, Inc. (registered
                                                                                                      investment companies).
                                                                                                      Director, 3/91-present,
                                                                                                      Comcast (cable provider).
                                                                                                      Director, 01/01-present,
                                                                                                      Methanex Corp. (methanol
                                                                                                      producer).

                                      DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY(3)

     Michael P.            Since 2002          Chairman, Director,          Five                      None
     O'Keeffe, CFA                             4/02-present, Wilshire
     (43)                                      Target Funds, Inc.;
     Chairman/Director                         Managing Director,
                                               7/00-present, Wilshire
                                               Associates Inc.; Vice
                                               President, 7/90-7/00,
                                               Wilshire Associates Inc.

     Stephen L. Nesbitt    Since 2002          Director, 4/02-present,      Five                      Director, 1/90-present,
     (49)                                      Wilshire Target Funds,                                 Wilshire Associates Inc.;
     Director                                  Inc.; Managing Director,                               Director, 2/97-present,
                                               7/00-present, Wilshire                                 Wilshire Global Advisors.
                                               Associates Inc.; Senior
                                               Vice President,
                                               1/91-7/00, Wilshire
                                               Associates Inc.

                                                   OFFICERS WHO ARE NOT DIRECTORS

                                                                 10

     Thomas M. Goodrum,    Since 2003          President, 3/03-present,     N/A                       N/A
     Jr., CFA                                  Wilshire Target Funds,
     (34)                                      Inc.; Vice President and
     President                                 Principal, 1/95-present,
                                               Wilshire Associates Inc.;
                                               Senior Associate,
                                               12/97-12/99, Wilshire
                                               Associates Inc.

     Helen E. Webb         Since 2003          Treasurer, 3/03-present,     N/A                       N/A
     (35)                                      Wilshire Target Funds,
     Treasurer                                 Inc.; Vice President,
                                               2/03-present, Wilshire
                                               Associates Inc.;
                                               Associate Director,
                                               4/01-2/03, First Quadrant
                                               LP; Associate
                                               Director/Compliance
                                               Officer, 12/98-4/01,
                                               First Quadrant Limited.

     Alan L. Manning       Since 1997          Secretary, 3/97-present,     N/A                       N/A
     (53)                                      Wilshire Target Funds,
     Secretary                                 Inc.; Secretary,
                                               3/93-present, Wilshire
                                               Associates Inc.;
                                               Vice President, General
                                               Counsel, 6/84-present,
                                               Wilshire Associates Inc.

(1) If necessary, each Director may be contacted by writing to the Company, c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

(2) Directors hold office until they resign or their successors have been elected and qualified.

(3) Messrs. Nesbitt and O'Keeffe are each "interested" Directors of the Company, as defined by the 1940 Act, by reason of their positions with Wilshire.

COMMITTEES

The Board has an Audit Committee, comprised of DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the independent auditors, pre-approves all audit and permitted non-audit services provided by the independent auditors to the Company, reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2002, there were three meetings of the Audit Committee. On March 31, 2003, the Board of Directors designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating Committee comprised of Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the 12 months ended December 31, 2002, there was one meeting of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2002.

DISINTERESTED DIRECTORS

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                                  None
Cynthia A. Hargadon        None                                                  None
Anne L. Wexler             $1-$10,000 in Wilshire 5000 Index Portfolio           $1-$10,000

INTERESTED DIRECTORS

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
Stephen L. Nesbitt         Over $100,000 in Wilshire 5000 Index Portfolio        Over $100,000
Michael P. O'Keeffe        $10,001-$50,000 in Wilshire 5000 Index Portfolio      $10,001-$50,000

With respect to the Directors who are not "interested persons" of the Company as defined in the 1940 Act, as of December 31, 2002, neither they or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LACMER , Putnam, GMO, Alliance or PFPC Distributors, Inc. ("PFPC Distributors"), the distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LACMER, Putnam, GMO, Alliance or PFPC Distributors.

COMPENSATION

The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2002. The Company does not compensate the officers for the services they provide.

DISINTERESTED DIRECTORS

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
---------------------------- --------------------- ---------------------- --------------------- ---------------------
DeWitt F. Bowman                   $13,000                  $0                     $0                 $13,000
Cynthia A. Hargadon                $13,000                  $0                     $0                 $13,000
Anne L. Wexler                     $13,000                  $0                     $0                 $13,000

INTERESTED DIRECTORS

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
---------------------------- --------------------- ---------------------- --------------------- ---------------------
Stephen L. Nesbitt                    $0                    $0                     $0                    $0
Michael P. O'Keeffe                   $0                    $0                     $0                    $0

* The total amount compensated to the Director for his or her service on the Company's Board and the Board of any other investment company in the fund complex.

                         PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of March 31, 2003. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2003, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Portfolio.

                         LARGE COMPANY GROWTH PORTFOLIO
                                INVESTMENT CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
Charles Schwab & Co.                                                71.79%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

                         LARGE COMPANY GROWTH PORTFOLIO
                               INSTITUTIONAL CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
Charles Schwab & Co.                                                32.85%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company                                  18.64%
1 Horace Mann Plaza
Springfield, IL 62715

FTC & Co.                                                            7.26%
Attn: Datalynk #093

                                       13

P.O. Box 173736
Denver, CO 80217

                          LARGE COMPANY VALUE PORTFOLIO
                                INVESTMENT CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
Charles Schwab & Co.                                                37.76%
Attn:  Mutual Funds Dept.
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104

Horace Mann Life Insurance Company                                  33.12%
1 Horace Mann Plaza
Springfield, IL 62715

National Investors Services Corp.                                   10.23%
Exclusively FBO Our Customers
55 Water St., FL 32
New York, NY 10041

                          LARGE COMPANY VALUE PORTFOLIO
                               INSTITUTIONAL CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
Cincinnati Bell Collectively                                        23.98%
Bargained Retirees Heath Care TR
Mail Location: 102-732
201 E 4th St.
Cincinnati, OH 45202

                         SMALL COMPANY GROWTH PORTFOLIO
                                INVESTMENT CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
Charles Schwab & Co.                                                42.97%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Company                                  14.26%
1 Horace Mann Plaza
Springfield, IL 62715

                         SMALL COMPANY GROWTH PORTFOLIO
                               INSTITUTIONAL CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
LPL Financial Services                                              10.66%
A/C 1384-2503

                                       14

9785 Towne Centre Drive
San Diego, CA 92121-1968

Pershing LLC                                                        10.42%
P.O. Box 2052
Jersey City, NJ 07303-9998

LPL Financial Services                                              10.00%
A/C 1479-1616
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                               9.63%
A/C 1467-4661
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                               8.57%
A/C 4530-8255
9785 Towne Centre Drive
San Diego, CA 92121-1968

NFSC FEBO #AEL-748927                                                6.99%
NFS/FMTC IRA
FBO Barbara Durnil
Rte. 1 Box 4701/2
Marsing, ID 83639

NFSC FEBO #APD-832740                                                6.94%
James L and Laurel L. Cathey Ttee
James L. Cathey L. and Laurel L.
Cathey FAM TR, U/A 10/23/96
4595 Mountaingate Dr.
Reno, NV 89509

NFSC FEBO #AEW-090336                                                6.26%
NFS/FMTC ROLLOVER IRA
FBO Robert Roark
P.O. Box 41
Gales Creek, OR 97117

LPL Financial Services                                               5.00%
A/C 1319-6795
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                               5.00%
A/C 2828-5830
9785 Towne Centre Drive
San Diego, CA 92121-1968

                          SMALL COMPANY VALUE PORTFOLIO
                                INVESTMENT CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
Charles Schwab & Co.                                                35.02%
Mutual Funds Dept.
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp.                                    21.13%
Exclusively FBO Customers
55 Water Street
32nd Floor
New York, NY 10041

Horace Mann Life Insurance Company                                  16.31%
1 Horace Mann Plaza
Springfield, IL 62715

                          SMALL COMPANY VALUE PORTFOLIO
                               INSTITUTIONAL CLASS

SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------
Cincinnati Bell Collectively                                        86.20%
Bargained Retirees Health Care TR
Mail Location : 102-732
201 E 4th St.
Cincinnati, OH 45202

Charles Schwab & Co.                                                11.64%
Mutual Fund Department
Reinvest Account
101 Montgomery Street,
San Francisco, CA 94104

                          WILSHIRE 5000 INDEX PORTFOLIO
                                INVESTMENT CLASS

SHAREHOLDER                                                     PERCENTAGE OWNED
-----------                                                     ----------------
Charles Schwab & Co.                                                61.39%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp.                                     5.31%
Exclusively FBO Customers
55 Water Street
32nd Floor
New York, NY 10041

                          WILSHIRE 5000 INDEX PORTFOLIO
                               INSTITUTIONAL CLASS

SHAREHOLDER                                                     PERCENTAGE OWNED
-----------                                                     ----------------
Horace Mann Life Insurance Co.                                      93.43%
Separate Account
Attn: Chris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

                     INVESTMENT ADVISORY AND OTHER SERVICES

EXPENSES. From time to time, Wilshire or PFPC Inc., the Company's administrator and transfer agent ("PFPC"), may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolios or the Company. This would have the effect of lowering the overall expense ratio of the Portfolios and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of a Portfolio or of the provision of shareholder services to a Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

INVESTMENT ADVISORY AGREEMENT AND FEES. Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.75% of the average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of the average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Wilshire 5000 Index Portfolio. Wilshire has agreed to voluntarily waive its fees for the Small Company Growth and the Small Company Value Portfolios so that the Portfolios will be charged an annual fee of 0.25% of the average daily net assets of each such

Portfolio. Wilshire has agreed to waive any fee increases with respect to the Small Company Growth and Small Company Value Portfolios until both Wilshire and a majority of the independent Directors conclude that such increase is merited. All advisory fees are accrued daily. For the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2000, 2001 and 2002, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentage of net assets (net of waivers) were as follows:

2000
                                                                                                          % OF AVERAGE NET
PORTFOLIO                                ADVISORY FEE PAYABLE     REDUCTION IN FEE      NET FEE PAID           ASSETS
Large Company Growth Portfolio                $1,689,994                 $0              $1,689,994            0.25%
Large Company Value Portfolio                  $186,906                  $0               $186,906             0.25%
Small Company Growth Portfolio                  $37,976               $22,791              $15,185             0.10%
Small Company Value Portfolio                   $68,383               $41,000              $27,383             0.10%
Wilshire 500 Index Portfolio                   $107,392               $107,392               $0                0.00%

2001
                                                                                                          % OF AVERAGE NET
PORTFOLIO                                ADVISORY FEE PAYABLE     REDUCTION IN FEE      NET FEE PAID           ASSETS
Large Company Growth Portfolio                $1,484,776                 $0              $1,484,776            0.25%
Large Company Value Portfolio                  $224,808                  $0               $224,808             0.25%
Small Company Growth Portfolio                  $34,551               $20,727              $13,824             0.10%
Small Company Value Portfolio                   $68,043               $40,823              $27,220             0.10%
Wilshire 500 Index Portfolio                   $109,773               $109,773               $0                0.00%

2002
                                                                                                          % OF AVERAGE NET
PORTFOLIO                                ADVISORY FEE PAYABLE     REDUCTION IN FEE      NET FEE PAID           ASSETS
Large Company Growth Portfolio                $1,080,004                 $0              $1,080,004            0.25%
Large Company Value Portfolio                  $200,358                  $0               $200,358             0.25%
Small Company Growth Portfolio                  $32,128                $7,097              $25,031             0.19%
Small Company Value Portfolio                  $103,069               $19,992              $83,077             0.20%

                                       18

Wilshire 500 Index Portfolio                   $109,045               $41,771              $67,274             0.06%

09/01/02-12/31/02*
                                                                                                          % OF AVERAGE NET
PORTFOLIO                                ADVISORY FEE PAYABLE     REDUCTION IN FEE      NET FEE PAID           ASSETS
Large Company Growth Portfolio                 $828,055               $552,037            $276,018             0.25%
Large Company Value Portfolio                  $151,310               $100,874             $50,436             0.25%
Small Company Growth Portfolio                  $24,281               $17,126              $7,155              0.25%
Small Company Value Portfolio                   $70,263               $49,558              $20,705             0.25%
Wilshire 500 Index Portfolio                    $27,468                  $0                $27,468             0.10%

* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that the Adviser will act as the investment adviser to each Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage one or more Portfolios or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

INVESTMENT SUB-ADVISORY AGREEMENTS AND FEES. Under the terms of the Investment Sub-Advisory Agreement between the Company and LACMER (the "LACMER Agreement"), LACMER manages the Portfolios, subject to the supervision of the Board of Directors and Wilshire.

Under the LACMER Agreement, the fees payable to LACMER with respect to each Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolios.

For the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal year ended August 31, 2002, the sub-advisory fees paid to LACMER with respect to each Portfolio, and the corresponding percentage of net assets were as follows:

2002

PORTFOLIO                                               SUB-ADVISORY               % OF NET
                                                          FEE PAID                  ASSETS
Large Company Growth Portfolio                            $157,918                3.65%
Large Company Value Portfolio                             $31,084                 3.88%
Small Company Growth Portfolio                            $5,190                  4.04%
Small Company Value Portfolio                             $19,044                 4.62%
Wilshire 5000 Index Portfolio                             $21,858                 2.00%

09/01/02-12/31/02*
                                                        SUB-ADVISORY           % OF AVERAGE NET
PORTFOLIO                                                 FEE PAID                  ASSETS
Large Company Growth Portfolio                            $110,407                 0.10%
Large Company Value Portfolio                             $20,175                  0.10%
Small Company Growth Portfolio                            $2,862                   0.10%
Small Company Value Portfolio                             $8,283                   0.10%
Wilshire 5000 Index Portfolio                             $13,172                  0.05%

* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

Effective May 1, 2003, Wilshire has entered into three new sub-advisory agreements and amended the LACMER Agreement (the "Sub-Advisory Agreements") to reallocate portions of the Portfolios among the Sub-Advisers, subject to the supervision of the Board of Directors and Wilshire. LACMER will continue to manage the Small Company Growth, Small Company Value and Wilshire 5000 Portfolios, and portions of the Large Company Growth and Large Company Value Portfolios. Putnam will manage a portion of the Large Company Growth Portfolio; GMO will manage a portion of the Large Company Growth Portfolio; and Alliance will manage a portion of the Large Company Value Portfolio. Under the Sub-Advisory Agreements, the fees payable to each Sub-Adviser with respect to each Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolios.

The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Sub-Advisers.

No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith, gross negligence (negligence, in the case of Alliance) or reckless disregard of obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Portfolios.

The Sub-Advisory Agreements will continue in force until March 31, 2004, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreement. Each Sub-Advisory Agreement will continue in force from year to year thereafter with respect to each Portfolio so as long it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

BOARD APPROVAL OF AGREEMENTS. On January 25, 2002, the Board of Directors of the Company, including the Directors who were not "interested persons" of the Company as defined in the 1940 Act, approved the Advisory Agreement with Wilshire and the Sub-Advisory Agreement with LACMER, subject to approval of the shareholders of the Portfolios. The shareholders of the various Portfolios approved the Agreements at meetings held on March 27, 2002 and March 29, 2002. On March 31, 2003, the Board of Directors of the Company, including the Directors who are not "interested persons" of the Company approved the Sub-Advisory Agreements with Putnam, GMO and Alliance (the "New Sub-Advisory Agreements").

In approving the Agreement, the Directors took into account all factors which they deemed relevant, including (1) the recent investment performance of the Portfolios compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (2) the advisory fees and other expenses that would be paid by the Portfolios compared to those of similar funds managed by other investment advisers; (3) the nature and extent of services to be furnished by Wilshire and (4) the ability of Wilshire to retain and attract capable personnel to serve the Portfolios.

In considering the Advisory Agreement, the Board concluded that the performance of the Portfolios had satisfactorily met the Portfolios' investment objectives. The Directors noted that stockholders of the Portfolios would be subject to a significant potential increase in advisory fees compared to the advisory agreement previously in effect (which did not contemplate the retention of sub-advisers). However, the Board noted the considerable experience of the Adviser in researching, selecting and monitoring sub-advisers, and determined that the increased fees were fair and reasonable compensation for the services to be provided by the Adviser and were competitive with fees paid by other similar mutual funds to high-quality managers. The Board also considered the Adviser's agreement to waive any fee increases until the later of August 31,

2002 or such time as the Adviser and a majority of the independent Directors conclude that any increase is merited in view of the retention of additional sub-advisers or other future developments. In addition, the Board considered the overall high quality and depth of the Adviser's organization in general and of the individuals providing services to the Portfolios, as well as the Adviser's substantial experience working with other investment management organizations.

In considering the LACMER Agreement, the Directors noted that LACMER was a newly organized registered investment adviser without a prior record of providing services to investment companies and other clients. However, after reviewing the financial statements of LACMER and the experience and qualifications of its officers and employees, the Directors concluded that LACMER would be able to provide satisfactory services to the Portfolios. In that connection, they noted that the investment management personnel who had managed the Portfolios on behalf of Wilshire since the inception of the Portfolios would continue to provide high-quality portfolio management services to the Portfolios as employees of LACMER. The Directors also determined that the fees under the Sub-Advisory Agreement were fair and reasonable compensation for the services to be provided by LACMER, and were competitive with fees paid by other similar mutual funds to other advisers.

On March 31, 2003, the Board of Directors of the Company approved the sub-advisory agreements with the New Sub-Advisers. In considering the new sub-advisory agreements, the Directors considered the extensive experience of each of the New Sub-Advisers and the experience and qualifications of their key personnel. The Directors also considered the research and portfolio management philosophies of each of the New Sub-Advisers, as well as the performance of certain of their products. The Directors also determined that the fees under the new sub-advisory agreements were fair and reasonable for the services to be provided by each of the New Sub-Advisers, and that the total investment advisory fees for each of the Portfolios were competitive with fees paid by other similar mutual funds to other advisers.

STOCKHOLDER APPROVAL OF SUB-ADVISORY AGREEMENTS. The SEC has issued an Order to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each Portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Portfolio. Wilshire's criteria for termination of a sub-adviser includes (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions:
(1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) the Portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the Portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

SERVICES AGREEMENT. Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, with PFPC. PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC furnishes Wilshire with clerical help, accounting, data processing, internal auditing, legal services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; provides sales literature review and recommendations for compliance with the National Association of Securities Dealers, Inc. ("NASD") and SEC rules and regulations; prepares training materials for use by personnel of the Company or Wilshire; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials with regard to sales and other distribution related data reasonably requested by the Company's Board of Directors; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The Services Agreement has an initial three year term and, upon the expiration date of the initial term, the Services Agreement will automatically renew for successive terms of three years each, unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the initial term or the then current renewal term.

For the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2000, 2001 and 2002, the accounting and administration fees paid to PFPC for each Portfolio, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolios, were as follows:

2000

                                                      ADMINISTRATION &
                                                         ACCOUNTING                REDUCTION               NET
PORTFOLIO                                                FEE PAYABLE                IN FEE              FEE PAID
Large Company Growth Portfolio                            $1,041,056              $0                 $1,041,056
Large Company Value Portfolio                             $139,203                $0                 $139,203
Small Company Growth Portfolio                            $50,911                 $0                 $50,911
Small Company Value Portfolio                             $68,132                 $0                 $68,132
Wilshire 5000 Index Portfolio       $185,999              $185,999                $0

2001
                                                      ADMINISTRATION &
                                                         ACCOUNTING                REDUCTION               NET
PORTFOLIO                                                FEE PAYABLE                IN FEE              FEE PAID
Large Company Growth Portfolio                            $917,864                $0                 $917,864
Large Company Value Portfolio                             $161,861                $0                 $161,861
Small Company Growth Portfolio                            $53,996                 $0                 $53,996
Small Company Value Portfolio                             $67,821                 $0                 $67,821
Wilshire 5000 Index Portfolio                             $189,660                $189,660           $0

2002
                                                      ADMINISTRATION &
                                                         ACCOUNTING                REDUCTION               NET
PORTFOLIO                                                FEE PAYABLE                IN FEE              FEE PAID
Large Company Growth Portfolio                            $675,001                $0                 $675,001
Large Company Value Portfolio                             $147,214                $0                 $147,214
Small Company Growth Portfolio                            $53,713                 $0                 $53,713
Small Company Value Portfolio                             $88,841                 $0                 $88,841
Wilshire 5000 Index Portfolio                             $194,568                $83,034            $111,534

09/01/02-12/31/02*
                                                      ADMINISTRATION &
                                                         ACCOUNTING                REDUCTION               NET
PORTFOLIO                                                FEE PAYABLE                IN FEE              FEE PAID
Large Company Growth Portfolio                            $174,635                $0                 $174,635
Large Company Value Portfolio                             $39,287                 $0                 $39,287
Small Company Growth Portfolio                            $17,380                 $0                 $17,380
Small Company Value Portfolio                             $21,448                 $0                 $21,448
Wilshire 5000 Index Portfolio                             $51,563                 $0                 $51,563

* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

SERVICE AND DISTRIBUTION PLAN. The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios will reimburse PFPC Distributors for its shareholder services expenses (the "Shareholder Services Fee") at an annual rate of up to 0.25 of 1% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Shareholder Services Fee shall be accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class of the Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of the Portfolio. Amounts spent on behalf of each Portfolio pursuant to such Plan during the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal year ended August 31, 2002, are set forth below.

                                                                                             COMPENSATION
08/31/01 - 08/31/02                                                                            TO BROKER
PORTFOLIO                                        12b-1 AND PRINTING                             DEALERS
---------                                        ------------------                             -------
Large Company Growth Portfolio                        $55,134                                $816,998
Large Company Value Portfolio                          $13,267                               $95,989
Small Company Growth Portfolio                         $7,785                                $8,717
Small Company Value Portfolio                          $11,048                               $64,982
Wilshire 5000 Index Portfolio                          $17,307                               $145,888

                                         COMPENSATION
                                           TO SALES
PORTFOLIO                                  PERSONNEL             OTHER              TOTAL
---------                                  ---------             -----              -----
Large Company Growth Portfolio                $0                $214              $872,346
Large Company Value Portfolio                 $0                $22               $109,278
Small Company Growth Portfolio                $0                $5                $16,507
Small Company Value Portfolio                 $0                $18               $76,048
Wilshire 5000 Index Portfolio                 $0                $56               $163,251

                                                                                  COMPENSATION
09/01/02 - 12/31/02*                                                                TO BROKER
PORTFOLIO                             12b-1 AND PRINTING                             DEALERS
---------                             ------------------                             -------
Large Company Growth Portfolio            $14,797                                 $191,852
Large Company Value Portfolio              $433                                   $6,358
Small Company Growth Portfolio             $289                                   $3,412
Small Company Value Portfolio              $644                                   $13,260
Wilshire 5000 Index Portfolio              $3,135                                 $42,315

                                         COMPENSATION
                                           TO SALES
PORTFOLIO                                  PERSONNEL              OTHER             TOTAL
---------                                  ---------              -----             -----
Large Company Growth Portfolio                $0                 $64              $206,714
Large Company Value Portfolio                 $0                 $6               $6,797
Small Company Growth Portfolio                $0                 $2               $3,703
Small Company Value Portfolio                 $0                 $4               $13,908
Wilshire 5000 Index Portfolio                 $0                 $15              $45,465

* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

TRANSFER AND DIVIDEND DISBURSING AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.

COUNSEL. Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the independent Directors.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as auditor for the Company.

                                 CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Wilshire, each Sub-Adviser and PFPC Distributors have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

                             PORTFOLIO TRANSACTIONS

Each Sub-Adviser supervises the placement of orders on behalf of each Portfolio for the purchase or sale of portfolio securities. In this capacity, LACMER allocates portfolio transactions among broker-dealers in the best judgment of LACMER and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LACMER. Information so received is in addition to and not in lieu of services required to be performed by LACMER and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LACMER in serving both the Portfolios and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LACMER in carrying out its obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Although each Sub-Adviser makes investment decisions for the Portfolios independently from those of its other accounts, investments of the kind made by the Portfolios may often also be made by such other accounts. When each Sub-Adviser buys or sells the same security at substantially the same time on behalf of the Portfolios and one or more other accounts managed by that Sub-Adviser LACMER, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolios and its other managed accounts, and the price paid to or received by the Portfolios and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolios or the size of the position purchased or sold by the Portfolios.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.

For the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2000, 2001 and 2002 the Portfolios paid total brokerage commissions as follows:

                                                 2000            2001             2002             09/01/02-12/31/02
                                                 ----            ----             ----             -----------------
Large Company Growth Portfolio                   $206,974       $417,970         $454,472         $134,645
Large Company Value Portfolio                    $ 73,431       $ 93,030         $ 78,359         $18,737
Small Company Growth Portfolio                   $ 20,490       $ 19,256         $ 13,671         $8,029
Small Company Value Portfolio                    $ 62,304       $ 71,967         $ 86,854         $26,263
Wilshire 5000 Index Portfolio                    $ 81,317       $ 41,626         $ 38,760         $7,882

As of December 31, 2002, the Portfolios held the following securities of their regular brokers or dealers as follows:

BROKERS OR DEALERS                                             MARKET VALUE
------------------                                             ------------
LARGE COMPANY GROWTH PORTFOLIO

None                                                           N/A

LARGE COMPANY VALUE PORTFOLIO

None                                                           N/A

SMALL COMPANY GROWTH PORTFOLIO

                                       28

Investment Technology Group, Inc.                              $20,124

SMALL COMPANY VALUE PORTFOLIO

None                                                           N/A

WILSHIRE 5000 INDEX PORTFOLIO

Fidelity Bankshares, Inc.                                      $3,580

No brokerage commissions were paid to the Company's distributor. There were no spreads or concessions on principal transactions for any such period.


                                 NET ASSET VALUE

The net asset value per share of each class of each Portfolio is calculated as of the close of regular trading of the NYSE, 4 p.m. (EST), on each day the NYSE is open for trading.

Each Portfolio's investment securities are valued at the closing, or if a closing price is unavailable, the last sale price on the securities exchange or national securities market on which such securities primarily are traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each class of shares of each Portfolio. In the event that the market price of a security is not readily available, Wilshire and the Portfolio's Sub-Advisers will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time shall be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and each Sub-Adviser will provide to the Board (i) a list of securities held by each Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, each Sub-Adviser and the Valuation Committee complied with the Company's valuation procedures.

                          PURCHASE OF PORTFOLIO SHARES

The following information supplements should be read in conjunction with the section in the Prospectus entitled "How to Buy Portfolio Shares."

THE DISTRIBUTOR. PFPC Distributors , located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Distributor sells each Portfolio's shares on a continuous basis as agent, but is not obligated to sell any particular amount of shares. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

TRANSACTIONS THROUGH SECURITIES DEALERS. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolio's shares in an account with their firm. Dealers also may require that the customer invest more than the $2,500 minimum investment, the customer not request redemption checks to be issued in the customer's name, fractional shares not be purchased, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor's account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

IN-KIND PURCHASES. Payments for each Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by a Portfolio as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Portfolio will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.

                         REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Sell Portfolio Shares."

WIRE REDEMPTION PRIVILEGE. By using this Privilege, the investor authorizes PFPC to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by PFPC to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if PFPC receives the redemption request in proper form. Redemption proceeds ($2,500 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to PFPC. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, of if proceeds are to be paid to someone other than the registered holder of shares or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                              SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

EXCHANGES. By using the Telephone Exchange Privilege, you authorize PFPC to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by PFPC to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of the series being exchanged must have a value of at least the minimum initial investment required for the series into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the series of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders resident in any state in which shares of the series being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans. In addition, Wilshire makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling toll-free: 888-200-6796.

The custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the Plan.

The minimum initial investment for corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum for subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                        DIVIDENDS, DISTRIBUTION AND TAXES

REGULATED INVESTMENT COMPANIES

The Company's management believes that each Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal period ended December 31, 2002 and intends to meet the same qualifications for the fiscal year ended December 31, 2003. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

Because the Wilshire 5000 Index Portfolio is established in part as an investment for certain insurance variable annuity contacts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

A Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gains (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Portfolios is derived from dividends on common or preferred stock of domestic corporations. Dividend income earned by a Portfolio will be eligible for the dividends received deduction only if the Portfolio has satisfied a 46-day holding period requirement (described below) with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Portfolio for not less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend (91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend with respect to the dividend in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Within 60 days after the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to a Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% (20% on property sold after July 28, 1997 that was held more than 18 months) for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of a Portfolio.

Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

HEDGING TRANSACTIONS

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, a Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

OTHER TAX INFORMATION

The Portfolios may be required to withhold for U.S. federal income taxes 30% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolios for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.

CAPITAL LOSS CARRY FORWARDS

On December 31, 2002 the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                    FUND                                                     EXPIRING DECEMBER 31,
                    ----                                                     ---------------------
                                                           2007              2008              2009              2010
                                                           ----              ----              ----              ----
Large Company Growth Portfolio                              --                --         $74,831,678       $38,469,520
Large Company Value Portfolio                               --                --           1,747,244         3,374,466
Small Company Growth Portfolio                              --             $148,239        582,749           836,683
Small Company Value Portfolio                            $617,124             --           269,393           1,490,272
Wilshire 5000 Index Portfolio                               --              343,818        1,775,025         8,232,611

                             PERFORMANCE INFORMATION

For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolios. "Total return" is the change in value of an investment in a Portfolio for a specified period. The "average annual total return" of a Portfolio is the average annual compound rate of return in an investment in the Portfolio assuming the investment has been held for one-, five-, and ten-year periods (or the life of the Portfolio if shorter).

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management and is also affected by operating expenses, market conditions and the risks associated with a Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Portfolios, including data from the Wilshire 5000 Index, Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

AVERAGE ANNUAL TOTAL RETURN
From time to time the Portfolios may advertise their total returns for prior periods. A Portfolio's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by determining, through the use of a formula prescribed by the SEC shown below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolios are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase Portfolio shares is assumed to have been paid. This calculation can be expressed as follows:

                                         n
                                 P(1 + T)  = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). These calculations will reflect the deduction of the maximum sales charges and annual Portfolio operating expenses.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Portfolio over periods of one, five and ten years and since inception (up to the life of the Portfolio), that would equate the initial amount invested to the ending value, according to the following formula:

                                         n
                                P (1 + T)  = ATV
                                                D

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion), after taxes on Portfolio distributions but not after taxes on redemption).

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Portfolio over periods of one, five and ten years and since inception (up to the life of the Portfolio), that would equate the initial amount invested to the ending value, according to the following formula:

                                         n
                               P (1 + T)  = ATV
                                               DR

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion), after taxes on Portfolio distributions and redemption).

CUMULATIVE TOTAL RETURN
The Portfolios may also quote the cumulative total returns in addition to the average annual total returns. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

INVESTMENT CLASS SHARES - AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED
12/31/02

                                                                                                     SINCE
                                                 1 YEAR        5 YEARS        10 YEARS            INCEPTION *+
                                                 ------        -------        --------            ------------
Large Company Growth Portfolio                  (21.77)%        0.75%           9.12%                9.60%
Large Company Value Portfolio                   (17.23)%       (0.34)%          8.55%                8.90%
Small Company Growth Portfolio                  (13.94)%       (1.45)%          5.64%                7.28%
Small Company Value Portfolio                    (7.98)%        0.24%           7.23%                7.84%
Wilshire 5000 Index Portfolio                   (21.32)%         N/A             N/A                (7.58)%

* Investment Class Shares for all Portfolios (except the Wilshire 5000 Index Portfolio) commenced operations on September 30, 1992.

+    Wilshire 5000 Index Portfolio commenced operations on February 1, 1999.

INSTITUTIONAL CLASS SHARES - AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/02

                                                                                    SINCE
                                                 1 YEAR        5 YEARS          INCEPTION *+
                                                 ------        -------          ------------
Large Company Growth Portfolio                  (21.56)%        1.01%               8.31%
Large Company Value Portfolio                   (17.04)%       (0.11)%              6.66%
Small Company Growth Portfolio                  (13.87)%       (1.25)%              2.63%
Small Company Value Portfolio                    (7.77)%        0.45%               6.84%
Wilshire 5000 Index Portfolio                   (21.07)%         N/A               (7.33)%

* Institutional Class Shares for all Portfolios (except the Wilshire 5000 Index Portfolio) commenced operations on July 15, 1996.

+    Wilshire 5000 Index Portfolio commenced operations on February 1, 1999.

INVESTMENT CLASS SHARES - AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                                                                                                     SINCE
                                                 1 YEAR        5 YEARS        10 YEARS            INCEPTION *+
                                                 ------        -------        --------            ------------
Large Company Growth Portfolio                  (21.83)%       (0.25)%          8.18%                8.66%%
Large Company Value Portfolio                   (17.71)%       (1.77)%          6.45%                6.81%
Small Company Growth Portfolio                  (13.94)%       (2.69)%          5.19%                6.83%
Small Company Value Portfolio                    (8.60)%        0.60%           5.14%                5.76%
Wilshire 5000 Index Portfolio                   (21.39)%         N/A             N/A                (7.74)%

* Investment Class Shares for all Portfolios (except the Wilshire 5000 Index Portfolio) commenced operations on September 30, 1992.

+    Wilshire 5000 Index Portfolio commenced operations on February 1, 1999.

INSTITUTIONAL CLASS SHARES - AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS FOR THE PERIODS ENDED 12/31/02

                                                                                    SINCE
                                                 1 YEAR        5 YEARS          INCEPTION *+
                                                 ------        -------          ------------
Large Company Growth Portfolio                  (21.72)%        0.47%               7.14%
Large Company Value Portfolio                   (17.60)%       (1.62)%              4.23%
Small Company Growth Portfolio                  (13.87)%       (2.49)%              0.27%
Small Company Value Portfolio                    (8.60)%       (0.60)%              5.76%
Wilshire 5000 Index Portfolio                   (21.54)%         N/A               (7.89)%

* Institutional Class Shares for all Portfolios (except the Wilshire 5000 Index Portfolio) commenced operations on July 15, 1996.

+    Wilshire 5000 Index Portfolio commenced operations on February 1, 1999.

INVESTMENT CLASS SHARES - AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION FOR THE YEAR ENDED 12/31/02

                                                                                                     SINCE
                                                 1 YEAR        5 YEARS        10 YEARS            INCEPTION *+
                                                 ------        -------        --------            ------------
Large Company Growth Portfolio                  (13.37)%        0.56%           7.40%                7.83%
Large Company Value Portfolio                   (10.58)%       (0.66)%          6.30%                6.61%
Small Company Growth Portfolio                   (8.56)%       (1.45)%          5.78%                7.22%
Small Company Value Portfolio                    (4.91)%       (0.11)%          5.06%                5.61%
Wilshire 5000 Index Portfolio                   (13.09)%         N/A             N/A                (6.03)%

* Investment Class Shares for all Portfolios (except the Wilshire 5000 Index Portfolio) commenced operations on September 30, 1992.

+    Wilshire 5000 Index Portfolio commenced operations on February 1, 1999.

INSTITUTIONAL CLASS SHARES - AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION FOR THE PERIODS ENDED 12/31/02

                                                                                    SINCE
                                              1 YEAR           5 YEARS          INCEPTION *+
                                              ------           -------          ------------
Large Company Growth Portfolio                (13.24)%          0.74%               6.52%

                                       39

Large Company Value Portfolio                 (10.46)%         (0.51)%              4.58%
Small Company Growth Portfolio                 (8.52)%         (1.30)%              1.36%
Small Company Value Portfolio                  (4.78)%          0.02%               4.59%
Wilshire 5000 Index Portfolio                 (12.94)%           N/A               (5.88)%

* Institutional Class Shares for all Portfolios (except the Wilshire 5000 Index Portfolio) commenced operations on July 15, 1996.

+    Wilshire 5000 Index Portfolio commenced operations on February 1, 1999.

                                OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Wilshire 5000 Index Portfolio -- each of which has several classes of shares.

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all its shareholders.

                              FINANCIAL STATEMENTS

The Company's audited financial statements for the Portfolios contained in its annual report for the fiscal period ended December 31, 2002 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE TARGET FUNDS, INC.

                          WILSHIRE 5000 INDEX PORTFOLIO

                             QUALIFIED CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                            (http://www.wilfunds.com)

                                   MAY 1, 2003


This Statement of Additional Information ("SAI") provides supplementary information for the Qualified Class Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") of Wilshire Target Funds, Inc. (the "Company").

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Qualified Class Shares of the Portfolio dated May 1, 2003 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2002 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at Wilshire Target Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 888-200-6796.

TABLE OF CONTENTS

The Portfolio                                                            2
Investment Policies and Risks                                            2
Investment Restrictions                                                  8
Directors and Officers                                                   10
Principal Holders of Securities                                          12
Investment Advisory and Other Services                                   13
Code of Ethics                                                           19
Portfolio Transactions                                                   19
Net Asset Value                                                          20
Purchase and Redemption of Shares                                        21
Dividends, Distribution and Taxes                                        22
Performance Information                                                  24
Other Information                                                        26
Financial Statements                                                     26

                                  THE PORTFOLIO

The Company is a diversified, open-end investment management company that currently offers Shares of a number of series and classes, including Qualified Class Shares for the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LACMER") serves as the sub-adviser for the Portfolio. Terms not defined in this SAI have meanings assigned to them in the Prospectus.

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract ("Contract") purchased by your employer from an insurance company ("Insurer") with which the Portfolio has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer's Contract disclosure document. Once you are invested in Qualified Class Shares of the Portfolio, you participate in Portfolio earnings or losses in proportion to the amount of money you invest. Depending on your employer's Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts ("Contract Owners") should consider their investment objectives and tolerance for risk when making an investment decision. The Portfolio's net asset value is not fixed and should be expected to fluctuate. You should consider the Portfolio as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

                          INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. GOVERNMENT SECURITIES. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers under agreement. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the

Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by LACMER to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

DERIVATIVES. The Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Wilshire and LACMER will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Although the Portfolio will not be a commodity pool, derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in certain derivatives. The Portfolio may invest in stock index futures contracts for hedging purposes without limit. However, the Portfolio may not invest in such contracts for other purposes if the aggregate notional value of the unexpired commodity options, other than for bona fide hedging purposes, exceeds 50% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the limitation.

FUTURES TRANSACTIONS. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of Wilshire and LACMER to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or the Wilshire 5000 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

OTHER DERIVATIVES. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

FOREIGN SECURITIES. The Portfolio may include securities of the foreign issuers included in the Wilshire 5000 Index. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

PREFERRED STOCK. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 5% of its assets in convertible securities when its appears to Wilshire and LACMER that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, Wilshire and LACMER place primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:

1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.


                                                                              NUMBER OF
                                                                             PORTFOLIOS
                                                                               IN FUND
NAME, AGE, ADDRESS(1)     TERM OF OFFICE(2)                                     COMPLEX            OTHER TRUSTEESHIPS/
AND POSITION(S) WITH     AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN               DIRECTORSHIPS
THE FUND                       SERVED              DURING PAST 5 YEARS       BY DIRECTOR            HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                  DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
--------------------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman             Since 1996       Principal, 2/94-present,          Five      Director, 5/00-present, Forward
(71)                                          Pension Investment                          Funds; Trustee, 5/98-present, PCG
Director                                      Consulting (pension                         Private Equity Fund; Trustee,
                                              consulting firm).                           5/95-present, Brandes Institutional
                                                                                          International Fund (registered
                                                                                          investment companies).  Director,
                                                                                          5/94-present, RREEF America REIT
                                                                                          (real estate investment trust);
                                                                                          Trustee, 3/94-present, Pacific Gas
                                                                                          & Electric Nuclear Decommissioning
                                                                                          Trust (trust fund for
                                                                                          decommissioning nuclear power
                                                                                          plants); Treasurer, 10/00-6/01,
                                                                                          University of California Regents
                                                                                          Investment Management

Cynthia A. Hargadon          Since 1998       Senior Consultant, 5/02-          Five      Trustee, 1992-present, America
(47)                                          present, SPG & Associates                   Investment Trust (registered
Director                                      (consulting firm);                          investment company).
                                              President, 5/00-5/02,
                                              Potomac Asset Management;
                                              Director of Investments,
                                              7/98-5/00, National
                                              Automobile Dealers
                                              Association;  President,
                                              11/96-7/98, Stable Value
                                              Investment Association.

Anne L. Wexler               Since 1996       Chairman, 1/81-present,           Five      Director, 8/94-present, Dreyfus
(72)                                          Wexler Walker Public Policy                 Florida Intermediate Municipal Bond
Director                                      (government relations firm).                Fund,  Dreyfus Florida Municipal
                                                                                          Money Market Fund, Dreyfus Global
                                                                                          Growth, LP, Dreyfus Investors GNMA
                                                                                          Fund, Dreyfus New Jersey Municipal
                                                                                          Bond Fund, Inc.,  Dreyfus New York
                                                                                          Insured Tax Exempt Bond Fund,
                                                                                          Dreyfus Strategies Growth LP,
                                                                                          Dreyfus 100% US Treasury
                                                                                          Intermediate Term Fund, Dreyfus
                                                                                          100% US Treasury Long Term Fund,
                                                                                          Dreyfus 100% US Treasury Money
                                                                                          Market Fund, Dreyfus 100% US
                                                                                          Treasury Short Term Fund;
                                                                                          5/91-present; Director, Premier
                                                                                          Global Investing, Inc., Director,
                                                                                          8/91 - present, Dreyfus Edison
                                                                                          Electrical Fund, Inc., Dreyfus Life
                                                                                          and Annuity Index Fund, Inc.,
                                                                                          Peoples Index Fund, Inc.; Director,
                                                                                          6/91-present, Peoples S&P Midcap
                                                                                          Index Fund, Inc. (registered

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                                                                               IN FUND
NAME, AGE, ADDRESS(1)     TERM OF OFFICE(2)                                     COMPLEX            OTHER TRUSTEESHIPS/
AND POSITION(S) WITH     AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN               DIRECTORSHIPS
THE FUND                       SERVED              DURING PAST 5 YEARS       BY DIRECTOR            HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                  DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          investment companies).  Director,
                                                                                          3/91-present, Comcast (cable
                                                                                          provider). Director, 01/01-present,
                                                                                          Methanex Corp. (methanol producer).
--------------------------------------------------------------------------------------------------------------------------------
                                  DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY(3)
--------------------------------------------------------------------------------------------------------------------------------
Michael P. O'Keeffe,         Since 2002       Chairman, Director,               Five      None
CFA                                           4/02-present, Wilshire Target
(43)                                          Funds, Inc.; Managing
Chairman/Director                             Director, 7/00-present,
                                              Wilshire Associates Inc.;
                                              Vice President, 7/90-7/00,
                                              Wilshire Associates Inc.

Stephen L. Nesbitt           Since 2002       Director, 4/02-present,           Five      Director, 1/90-present, Wilshire
(49)                                          Wilshire Target Funds, Inc.;                Associates Inc.; Director,
Director                                      Managing Director,                          2/97-present, Wilshire Global
                                              7/00-present, Wilshire                      Advisors.
                                              Associates Inc.; Senior Vice
                                              President, 1/91-7/00,
                                              Wilshire Associates Inc.
--------------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Thomas M. Goodrum,           Since 2003       President, 3/03-present,          N/A       N/A
Jr., CFA                                      Wilshire Target Funds, Inc.;
(34)                                          Vice President and Principal,
President                                     1/95-present, Wilshire
                                              Associates Inc.; Senior
                                              Associate, 12/97-12/99,
                                              Wilshire Associates Inc.

Helen E. Webb                Since 2003       Treasurer, 3/03-present,          N/A       N/A
(35)                                          Wilshire Target Funds, Inc.;
Treasurer                                     Vice President, 2/03-present,
                                              Wilshire Associates Inc.;
                                              Associate Director,
                                              4/01-2/03, First Quadrant LP;
                                              Associate Director/Compliance
                                              Officer, 12/98-4/01, First
                                              Quadrant Limited.

Alan L. Manning              Since 1997       Secretary, 3/97-present,          N/A       N/A
(53)                                          Wilshire Target Funds, Inc.;
Secretary                                     Secretary, 3/93-present,
                                              Wilshire Associates Inc.;
                                              Vice President, General
                                              Counsel, 6/84-present,
                                              Wilshire Associates Inc.


(1) If necessary, each Director may be contacted by writing to the Company, c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

(2) Directors hold office until they resign or their successors have been elected and qualified.

(3) Messrs. Nesbitt and O'Keeffe are each "interested" Directors of the Company, as defined by the 1940 Act, by reason of their positions with Wilshire.

COMMITTEES

The Board has an Audit Committee, comprised of DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the independent auditors, pre-approves all audit and permitted non-audit services provided by the independent auditors to the Company, reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Portfolio's financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2002, there were three meetings of the Audit Committee. On March 31, 2003, the Board of Directors designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating Committee comprised of Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the 12 months ended December 31, 2002, there was one meeting of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2002.

DISINTERESTED DIRECTORS

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                                  None
Cynthia A. Hargadon        None                                                  None
Anne L. Wexler             $1-$10,000 in Wilshire 5000 Index Portfolio           $1-$10,000


INTERESTED DIRECTORS

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
Stephen L. Nesbitt         Over $100,000 in Wilshire 5000 Index Portfolio        Over $100,000
Michael P. O'Keeffe        $10,001-$50,000 in Wilshire 5000 Index Portfolio      $10,001-$50,000

With respect to the Directors who are not "interested persons" of the Company as defined in the 1940 Act, as of December 31, 2002, neither they or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LACMER, Putnam, GMO, Alliance or PFPC Distributor, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LACMER, Putnam, GMO, Alliance or PFPC Distributors.

COMPENSATION

The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2002. The Company does not compensate the officers for the services they provide.

DISINTERESTED DIRECTORS

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
-------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman                   $13,000                  $0                     $0                 $13,000
Cynthia A. Hargadon                $13,000                  $0                     $0                 $13,000
Anne L. Wexler                     $13,000                  $0                     $0                 $13,000

INTERESTED DIRECTORS

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
-------------------------------------------------------------------------------------------------------------------
Stephen L. Nesbitt                    $0                    $0                     $0                    $0
Michael P. O'Keeffe                   $0                    $0                     $0                    $0

* The total amount compensated to the Director for his or her service on the Company's Board and the Board of any other investment company in the fund complex.

                         PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Qualified Class of shares of the Portfolio as of March 31, 2003. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed a "control person," as defined by the 1940 Act. As of March 31, 2003, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.

             SHAREHOLDER                             PERCENTAGE OWNED
             -----------                             -----------------
Provident Mutual Life Insurance Company                    100%
PO Box 1717
Valley Forge, PA 19482-1717

                     INVESTMENT ADVISORY AND OTHER SERVICES

EXPENSES. From time to time, Wilshire or PFPC Inc., the Company's administrator and transfer agent ("PFPC"), may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

INVESTMENT ADVISORY AGREEMENT AND FEES. Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of each such Portfolio. All advisory fees are accrued daily. For the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, the advisory fee for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentage of net assets (net of waivers) were as follows:

                                                                                                     % OF AVERAGE NET
                          ADVISORY FEE PAYABLE          REDUCTION IN FEE          NET FEE PAID       ASSETS
2000                      $107,392                      $107,392                  $0                 0.00%
2001                      $109,773                      $109,773                  $0                 0.00%
2002                      $109,045                      $ 41,771                  $67,274            0.06%
9/1/02-12/31/02*          $27,468                       $0                        $27,468            0.10%

* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that the Adviser will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

INVESTMENT SUB-ADVISORY AGREEMENTS AND FEES. Under the terms of the Investment Sub-Advisory Agreement between the Company and LACMER (the "Sub-Advisory Agreement"), LACMER manages the Portfolio, subject to the supervision of the Board of Directors and Wilshire.

Under the Sub-Advisory Agreement, the fees payable to LACMER with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio.

For the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal year ending August 31, 2002 the sub-advisory fees paid to LACMER with respect to the Portfolio and the corresponding percentage of net assets were as follows:

                             SUB-ADVISORY              % OF AVERAGE NET
                             FEE PAID                  ASSETS
  2002                       $526                      0.05%
  9/1/02-12/31/02*           $328                      0.05%

* The Portfolio changed its fiscal year end from August 31 to December 31, effective December 31, 2002

LACMER is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LACMER.

LACMER will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LACMER of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of obligations. LACMER will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LACMER to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement which is not settled by agreement of the parties will be settled by arbitration.

The Sub-Advisory Agreement will continue in force until March 31, 2004, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreement. Thereafter the Sub-Advisory Agreement will continue in force from year to year with respect to the Portfolio so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act.

BOARD APPROVAL OF AGREEMENTS. On January 25, 2002, the Board of Directors of the Company, including the Directors who were not "interested persons" of the Company as defined in the 1940 Act, approved the Advisory Agreement with Wilshire and the Sub-Advisory Agreement with LACMER, subject to approval of the shareholders of the Portfolio. The shareholders of the Portfolio approved the Agreements at meetings held on March 27, 2002 and March 29, 2002.

In approving the Agreement, the Directors took into account all factors which they deemed relevant, including (1) the recent investment performance of the Portfolios compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (2) the advisory fees and other expenses that would be paid by the Portfolios compared to those of similar funds managed by other investment advisers; (3) the nature and extent of services to be furnished by Wilshire; and (4) the ability of Wilshire to retain and attract capable personnel to serve the Portfolios.

In considering the Advisory Agreement, the Board concluded that the performance of the Portfolio had satisfactorily met the Portfolio's investment objectives. The Directors noted that stockholders of the Portfolio would be subject to a significant potential increase in advisory fees compared to the advisory agreement previously in effect (which did not contemplate the retention of sub-advisers). However, the Board noted the considerable experience of the Adviser in researching, selecting and monitoring sub-advisers, and determined that the increased fees were fair and reasonable compensation for the services to be provided by the Adviser and were competitive with fees paid by other similar mutual funds to high-quality managers. The Board also considered the Adviser's agreement to waive any fee increases until the later of August 31, 2002 or such time as the Adviser and a majority of the independent Directors conclude that any increase is merited in view of the retention of additional sub-advisers or other future developments. In addition, the Board considered the overall high quality and depth of the Adviser's organization in general and of the individuals providing services to the Portfolio, as well as the Adviser's substantial experience working with other investment management organizations.

In considering the Sub-Advisory Agreement, the Directors noted that LACMER was a newly organized registered investment adviser without a prior record of providing services to investment companies and other clients. However, after reviewing the financial statements of LACMER and the experience and qualifications of its officers and employees, the Directors concluded that LACMER would be able to provide satisfactory services to the Portfolio. In that connection, they noted that the investment management personnel who had managed the Portfolio on behalf of Wilshire since the inception of the Portfolio would continue to provide high-quality portfolio management services to the Portfolio as employees of LACMER. The Directors also determined that the fees under the Sub-Advisory Agreement were fair and reasonable compensation for the services to be provided by LACMER, and were competitive with fees paid by other similar mutual funds to other advisers.

STOCKHOLDER APPROVAL OF SUB-ADVISORY AGREEMENTS. The SEC has issued an Order to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser includes (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29, 2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

SERVICES AGREEMENT. Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, with PFPC. PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC furnishes Wilshire with clerical help, accounting, data processing, internal auditing, legal services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; provides sales literature review and recommendations for compliance with the National Association of Securities Dealers, Inc. ("NASD") and SEC rules and regulations; prepares training materials for use by personnel of the Company or Wilshire; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials with regard to sales and other distribution related data reasonably requested by the Company's Board of Directors; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The Services Agreement had an initial three year term and, upon the expiration date of the initial term, the Services Agreement will automatically renew for successive terms of three years each, unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the initial term or the then current renewal term.

For the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2000, August 31, 2001 and August 31, 2002, the accounting and administration fees payable to PFPC, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolio are as follows:

                            ADMINISTRATION AND
                          ACCOUNTING FEE PAYABLE            REDUCTION IN FEE                NET FEE PAID
2000                             $185,999                       $185,999                      $0
2001                              189,660                        189,660                       0
2002                              194,568                        83,034                        111,534
9/1/02-12/31/02*                  51,563                         0                             51,563

* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

SERVICE AND DISTRIBUTION PLAN. The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Portfolio by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Portfolio will reimburse PFPC Distributors for its shareholder services expenses (the "Shareholder Services Fee") at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Shareholder Services Fee shall be accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. Amounts spent on behalf of the Qualified Class Shares of the Portfolio pursuant to such Plan during the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal year ended August 31, 2002, are set forth below.

                         COMPENSATION TO   COMPENSATION TO
                         PRINTING          BROKERS-DEALERS        SALES PERSONNEL        OTHER         TOTAL
2002                     $0                $5,245                 $0                     $0            $5,245
9/1/02-12/31/02*         $0                $1,385                 $0                     $0            $1,385

* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

TRANSFER AND DIVIDEND DISBURSING AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.

COUNSEL. Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the independent Directors.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as auditor for the Company.

                                 CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Wilshire, LACMER and PFPC Distributors have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

                             PORTFOLIO TRANSACTIONS

LACMER supervises the placement of orders on behalf of the Portfolio for the purchase or sale of portfolio securities. In this capacity, LACMER allocates portfolio transactions among broker-dealers in the best judgment of LACMER and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LACMER. Information so received is in addition to and not in lieu of services required to be performed by LACMER and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LACMER in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LACMER in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Although LACMER makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LACMER buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LACMER, it allocates available investments by such means as, in its judgment, result in fair treatment. LACMER aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LACMER attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, LACMER will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that LACMER determines that such brokers or dealers will provide best execution in view of such other benefits.

For the fiscal years ended August 31, 2000, 2001 and 2002, and the fiscal period from September 1, 2002 to December 31, 2002 the Portfolio paid total brokerage commissions of $81,317, $41,626 $38,760, and $7,882, respectively.

As of December 31, 2002, the Portfolio held the following securities of its regular brokers or dealers as follows:

BROKERS OR DEALERS                                          MARKET VALUE
------------------                                          ------------
Fidelity Bankshares, Inc.                                   $3,580

No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

                                 NET ASSET VALUE

The net asset value per share of each class of each Portfolio is calculated as of the close of regular trading of the NYSE, 4 p.m. (EST), on each day the NYSE is open for trading.

The Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, last sale price on the securities exchange or national securities market on which such securities primarily are traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's Qualified Class Shares. In the event that the market price of a security is not readily available, Wilshire and the Portfolio's Sub-Advisers will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time shall be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and each Sub-Adviser will provide to the Board (i) a list of securities held by the Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, LACMER and the Valuation Committee complied with the Company's valuation procedures.

                        PURCHASE AND REDEMPTION OF SHARES

The following information supplements should be read in conjunction with the section in the Prospectus entitled "Purchase and Redemption of Shares."

THE DISTRIBUTOR. PFPC Distributors, located at 760 Moore Road, King Of Prussia, Pennsylvania 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Qualified Class Shares of the Portfolio are continuously offered to Insurers at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

IN-KIND PURCHASES. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Portfolio as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Portfolio will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.

SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, of if proceeds are to be paid to someone other than the registered holder of shares or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                        DIVIDENDS, DISTRIBUTION AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes." For a discussion of the impact on Contract Owners of income taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Portfolio, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer's Contract disclosure statement.

REGULATED INVESTMENT COMPANIES

The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal period ended December 31, 2002 and intends to meet the same qualifications for the fiscal year ended December 31, 2003. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

Because the Portfolio is established in part as an investment for certain variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. To avoid the excise tax, the Portfolio intends to make timely distributions of their income in compliance with these requirements and anticipate that it will not be subject to the excise tax.

Any dividend or distribution paid shortly after an Insurer's purchase may have the effect of reducing the aggregate net asset value of shares below the cost of investment. Such a dividend or distribution would be a return on investment in an economic sense.

HEDGING TRANSACTIONS

If an insurer holds shares of the Portfolio while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer's risk of loss in its Portfolio shares (an "offsetting position"), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Portfolio shares will be required to be deferred to the extent of any unrealized appreciation in the short position and
(ii) such holding will limit the Insurer's ability to claim the corporate dividends received deduction in respect of Portfolio dividends.

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, the Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

OTHER TAX INFORMATION

The Portfolios may be required to withhold for U.S. federal income taxes 30% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolios for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.

CAPITAL LOSS CARRY FORWARDS

On December 31, 2002 the Portfolio had available for Federal income tax purposes unused capital losses as follows:

                                                      EXPIRING DECEMBER 31,
                                                      ---------------------
                                         2008                  2009               2010
                                         ----                  ----               ----
Wilshire 5000 Index Portfolio          $343,818             $1,775,025         $8,232,611


                             PERFORMANCE INFORMATION

For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolio. "Total return" is the change in value of an investment in the Portfolio for a specified period. The "average annual total return" of the Portfolio is the average annual compound rate of return in an investment in the Portfolio assuming the investment has been held for one, five, and ten year periods (or the life of the Portfolio if shorter).

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management and is also affected by operating expenses, market conditions and the risks associated with the Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Portfolio, including data from the Wilshire 5000 Index, Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

AVERAGE ANNUAL TOTAL RETURN

From time to time the Portfolio may advertise its total returns for prior periods. The Portfolio's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Portfolio's inception). The Portfolio's total return for such a period is computed by determining, through the use of a formula prescribed by the SEC shown below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase Portfolio shares is assumed to have been paid. This calculation can be expressed as follows:

                                         n
                                 P(1 + T)  = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). These calculations will reflect the deduction of the maximum sales charges and annual Portfolio operating expenses.

The Portfolio's average annual total returns (not annualized) for the periods ended December 31, 2002 were as follows:

                            1 YEAR            SINCE INCEPTION*
                            ------            ----------------
Qualified Class Shares     (21.30)%               (9.62)%

* Qualified Class Shares commenced operations on May 25, 2000.

CUMULATIVE TOTAL RETURN

The Portfolio may also quote the cumulative total returns in addition to the average annual total returns. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

Quotations of Portfolio total returns and yields will not reflect Contract charges and expenses. The Contract disclosure document will contain information about performance of the relevant separate account and Contract.

                                OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares.

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders and Contract Owners will receive annual and semi-annual reports that include the Portfolio's financial statements.

                              FINANCIAL STATEMENTS

The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal period ended December 31, 2002 is incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE TARGET FUNDS, INC.

                           PART C - OTHER INFORMATION

ITEM 23.

EXHIBITS:

(a)(1) Articles of Incorporation dated July 30, 1992 is incorporated by reference to Exhibit (1)(a)of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 ("Post-Effective Amendment No. 3").

   (2) Articles of Amendment dated August 20, 1992 to the Articles of Incorporation is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 3.

   (3) Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund is incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996
         ("Post-Effective Amendment No. 8").

   (4) Articles of Amendment to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund is incorporated by reference to Post-Effective Amendment No. 8.

   (5) Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 ("Post-Effective Amendment No. 11").

   (6) Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998 ("Post-Effective Amendment No. 13").

   (7) Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 ("Post-Effective Amendment No. 16").

(b)(1) By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3.

   (2) Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Exhibit (2)(b) of Post-Effective Amendment No. 10 to the

         Registration Statement on Form N-1A which was filed on October 30, 1996 ("Post-Effective Amendment No. 10").

(c)      Not Applicable.

(d)(1) Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 ("Post-Effective Amendment No. 22").

   (2) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity Research, Inc. dated April 1, 2002 is incorporated herein by reference to Exhibit
         (d)(2) to Post-Effective Amendment No. 22.

   (3) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Capital Management, L.P. dated April 15, 2003 is filed herein.

   (4) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Grantham, Mayo, Van Otterloo & Co. LLC dated April 15, 2003 is filed herein.

   (5) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Putnam Advisory Company LLC dated April 15, 2003 is filed herein.

(e) Distribution Agreement between the Fund and PFPC Distributors, Inc., dated December 31, 2000 is incorporated herein by reference to Exhibit
         (e) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A which was filed on December 21, 2001 ("Post-Effective Amendment No. 21").

(f)      Not Applicable.

(g)(1) Custody Agreement between the Fund and The Northern Trust Company dated June 3, 1996 is incorporated herein by reference to Post-Effective Amendment No. 11.

   (2) Letter Agreement between the Fund and The Northern Trust Company dated November 5, 1996 is incorporated herein by reference to Post-Effective Amendment No. 11.

(h)(1) Services Agreement between the Fund and PFPC Inc. (formerly, First Data Investor Services Group, Inc.) dated May 31, 1999, is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A which was filed on October 15, 1999 ("Post-Effective Amendment No. 17").

   (2) Amendment to Services Agreement between the Fund and PFPC Inc. (formerly First Data Investor Services Group, Inc.) dated September 27, 1999 is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A which was filed on December 22, 1999.

(i)      Not Applicable.

(j)      Consent of PricewaterhouseCoopers LLP is filed herein.

(k)      Not Applicable.

(l) Purchase Agreement between the Fund and Wilshire Associates Incorporated dated November 6, 1998 relating to the Wilshire 5000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 13.

(m)(1) Service and Distribution Plan under Rule 12b-1, for Qualified Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 16.

   (2) Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 16.

   (3) Amended and Restated Service and Distribution Plan under Rule 12b-1, adopted as of June 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 11.

(n) Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 16.

(p)(1) Amended and Restated Code of Ethics of the Fund is incorporated by reference to Post-Effective Amendment No. 21.

   (2) Amended and Restated Code of Ethics of Wilshire Associates Incorporated is incorporated by reference to Post-Effective Amendment No. 21.

   (3) Code of Ethics of Los Angeles Capital Management & Equity Research, Inc. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 22.

   (4)   Code of Ethics of Alliance Capital Management, L.P. is filed herein.

   (5) Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC is filed herein.

   (6)   Code of Ethics of Putnam Advisory Company LLC is filed herein

(Other) Power of Attorney of the Directors dated December 9, 2002 is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 22.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           Not Applicable.

ITEM 25.   INDEMNIFICATION

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e).

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The list required by this Item 26 of officers and directors of Wilshire Associates Incorporated and Los Angeles Capital Management and Equity Research, Inc., together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by each of Wilshire Associates Incorporated, Los Angeles Capital Management and Equity Research, Inc., Alliance Capital Management, L.P., Grantham, Mayo, Van Otterloo & Co. LLC and Putnam Advisory Company LLC pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-36233 and 801-60934, respectively).

ITEM 27.   PRINCIPAL UNDERWRITERS

       (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of April 1, 2003:

                    AB Funds Trust
                    AFBA 5 Star Funds, Inc.
                    Atlantic Whitehall Funds Trust
                    Deutsche Asset Management VIT Funds
                    Forward Funds, Inc
                    GAMNA Series Funds, Inc.
                    Harris Insight Funds Trust
                    Hillview Investment Trust II
                    International Dollar Reserve Fund I, Ltd.
                    Kalmar Pooled Investment Trust
                    Matthews Asian Funds
                    Metropolitan West Funds
                    New Covenant Funds
                    Pictet Funds
                    The RBB Fund, Inc.
                    RS Investment Trust
                    Smith Graham Institutional Funds
                    Stratton Growth Fund, Inc.
                    Stratton Monthly Dividend REIT Shares, Inc.

                    The Stratton Funds, Inc.
                    Tomorrow Funds Retirement Trust
                    Trainer, Wortham First Mutual Funds
                    Undiscovered Managers Funds
                    Weiss, Peck & Greer Funds Trust
                    Weiss, Peck & Greer International Fund
                    Wilshire Target Funds, Inc.
                    WPG Large Cap Growth Fund
                    WPG Tudor Fund
                    WT Investment Trust

           Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    BlackRock Provident Institutional Funds
                    BlackRock Funds, Inc.

           Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    Northern Funds Trust
                    Northern Institutional Funds Trust

           Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                    ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, PA 19406.

       (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

       Steven Turowski           -     Chairman, Chief Executive Officer,
                                         Director and President
       Brian Burns               -     Director
       Michael Denofrio          -     Director
       Susan Keller              -     Director
       Rita G. Adler             -     Chief Compliance Officer
       Christine A. Ritch        -     Chief Legal Officer
       Salvatore Faia            -     Secretary and Clerk
       Christopher S. Conner     -     Assistant Secretary and Assistant Clerk
       Bradley A. Stearns        -     Assistant Secretary and Assistant Clerk

       John L. Wilson            -     Assistant Secretary and Assistant Clerk
       John Coary                -     Treasurer
       Douglas D. Castagna       -     Controller and Assistant Treasurer
       Bruno DiStefano           -     Vice President
       Elizabeth T. Holtsbery    -     Vice President
       Susan K. Moscaritolo      -     Vice President
       Thomas Rodman             -     Vice President

       (c) Not applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

       1.  PFPC Inc.
           760 Moore Road
           King of Prussia, PA 19406-0903
           (records relating to its function as fund accountant, transfer agent and administrator)

       2.  PFPC Distributors, Inc.
           760 Moore Road
           King of Prussia, PA 19406-0903
           (records relating to its functions as distributor)

       3.  The Northern Trust Company
           50 LaSalle Street
           Chicago, Illinois 60675
           (records relating to its function as custodian)

       4.  Wilshire Associates Incorporated
           1299 Ocean Avenue
           Suite 700
           Santa Monica, CA 90401
           (records relating to its function as investment adviser)

       5.  Los Angeles Capital Management & Equity Research, Inc.
           11150 Santa Monica Blvd.
           Suite 200
           Los Angeles, CA 90025
           (records relating to its function as investment sub-adviser)

       6.  Putnam Advisory Company, LLC
           One Post Office Square
           Boston, Massachusetts 02109
           (records relating to its function as investment sub-adviser)

       7.  Grantham, Mayo, Van Otterloo & Co., LLC

           40 Rowes Wharf
           Boston, Massachusetts 02110
           (records relating to its function as investment sub-adviser)

       8.  Alliance Capital Management, LP
           1345 Avenue of the Americas
           New York, New York 10105
           (records relating to its function as investment sub-adviser)

ITEM 29.   MANAGEMENT SERVICES

           Not Applicable.

ITEM 30.   UNDERTAKINGS

           Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Wilshire Target Funds, Inc., has duly caused this Post-Effective Amendment No. 23 to be signed on its behalf by the undersigned, thereto duly authorized in the city of Los Angeles, and state of California on the 16th day of April, 2003.

           WILSHIRE TARGET FUNDS, INC.

           BY: /s/ Thomas M. Goodrum
               ---------------------
               Thomas M. Goodrum
               PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES               TITLE                               DATE
----------               -----                               ----
/s/ Michael P. O'Keeffe  Chairman of the Board and Director  April 16, 2003
----------------------
Michael P. O'Keeffe

/s/ Thomas M. Goodrum    President                           April 16, 2003
---------------------
Thomas M. Goodrum

/s/ Helen E. Webb        Treasurer                           April 16, 2003
----------------
Helen E. Webb

*
---------------------    Director                            April 16, 2003
DeWitt F. Bowman

*
---------------------    Director                            April 16, 2003
Cynthia A. Hargadon

*
---------------------    Director                            April 16, 2003
Stephen L. Nesbitt

*                        Director                            April 16, 2003
---------------------
Anne L. Wexler

*BY: /s/ Thomas M. Goodrum                                   April 16, 2003
     ---------------------
      Thomas M. Goodrum,
      as Attorney-in-Fact and Agent pursuant to Power of Attorney

                                  EXHIBIT INDEX

ITEM                               EXHIBIT
----                               -------

(d)(3) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Capital Management, L.P.

(d)(4) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Grantham, Mayo, Van Otterloo & Co. LLC.

(d)(5) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Putnam Advisory Company LLC.

(j)            Consent of PricewaterhouseCoopers LLP.

(p)(4)         Code of Ethics of Alliance Capital Management, L.P.

(p)(5)         Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC.

(p)(6)         Code of Ethics of Putnam Advisory Company LLC.